TABLE OF CONTENTS

President's Letter..................................................... 1
GROWTH AND INCOME FUNDS:
Investment Review...................................................... 3
Portfolios of Investments:
 Aetna Balanced Fund................................................... 12
 Aetna Growth and Income Fund.......................................... 21
 Aetna Real Estate Securities Fund..................................... 29
Statements of Assets and Liabilities................................... 30
Statements of Operations............................................... 32
Statements of Changes in Net Assets.................................... 33
Notes to Financial Statements.......................................... 39
Additional Information................................................. 45
Financial Highlights................................................... 46

                               PRESIDENT'S LETTER




Dear Valued Shareholder,

Thank you for investing in the Aetna Series Funds. We are pleased to provide you with this Semi-Annual Report on the funds you have chosen to help pursue your investment goals. Please note that the format has been changed from two reports that combined all of our different investment categories to five individual reports: Capital Appreciation, Growth & Income, Income, Index Plus and Generations. These reports will provide detailed information on the performance of your funds.

The financial market environment has changed dramatically since you received the last Aetna Series Fund Annual Report. At October 31, 1998, there prevailed an atmosphere of deep anxiety as the immediately preceding 12-month period had been marked by high market volatility, default on Russian debts and the collapse of a prominent U.S. hedge fund. Confidence in the global economic outlook was shaken, which culminated in a sharp sell-off in U.S. and global stock markets.

Today, those fears seem misplaced. With the U.S. economy contributing its remarkable combination of robust growth and negligible inflation, the global economic and financial picture is on the mend. U.S. and foreign stock markets have rebounded, risk premiums are shrinking and capital is once again flowing to emerging markets. Within the U.S., small- and mid-cap stocks have begun to participate more meaningfully in the ongoing bull market as improvement in corporate earnings has broadened out to more cyclically sensitive businesses. Credit spreads have diminished for lower-rated debt securities and the REIT sector has shown signs of improvement. The S&P 500 Index and the Dow Jones Industrial Average ("the Dow") both finished 1998 with double-digit returns the fourth year in a row. The Dow, which has a more cyclical bias than the S&P 500 Index, managed to reach an unprecedented 10,000 by the end of March and closed at 10,789 on April 30, 1999! Of course, there is no guaranty that the markets will continue to reflect this trend.

I am pleased to report that at Aetna Series Fund, Inc. and Aeltus Investment Management, Inc., we have continued to work to further improve our products and services:


     CLASS "B" SHARES WERE INTRODUCED on March 1. This new class of shares has a back-end load contingent on redemption rather than a front-end load. It was designed for the mid- to longer-term investor, making it particularly attractive for investing in our enhanced index funds.

     AETNA INDEX PLUS LARGE CAP FUND AND AETNA INDEX PLUS MID CAP FUND outperformed their benchmarks for the one-year period ending April 30, 1999.

     NEW SIMPLIFIED PROSPECTUSES were introduced on March 1. Plain English wording and clear graphics make them truly "user-friendly." We recommend that you keep them with your other Aetna Series Fund records.


     COMPUTER SYSTEMS INITIATIVES, specifically year 2000 dating issues, have remained a high priority. We have completed remediation and plan to complete testing all of Aeltus' relevant computer systems by mid-1999. In addition, on January 1, we successfully converted our operating systems to accept the new Euro currency, the new standard monetary unit of the eleven countries that comprise the European Monetary Union.

With more than $50 billion in assets under management, Aeltus Investment Management, Inc., investment adviser to the Aetna Series Funds, continues to rank among the largest of investment management firms. This kind of size and market presence is important to you as an investor as it gives us the ability to continue to bring you competitive product offerings as well as quality customer service.

We appreciate the continued confidence you have placed in us and look forward to an ongoing and mutually prosperous relationship.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Series Fund, Inc.

                                                             AETNA BALANCED FUND
                                                               Growth of $10,000

                  Aetna                                    Lehman            60% S&P 500/50%
                 Balanced                                 Brothers               Lehman
                   Fund               S&p 500             Aggregate             Aggregate
                 (Class I)             Index              Bond Index            Bond Index
Jan-92            10,000               10,000               10,000               10,0000
                  10,020                9,747                9,872                 9,797
                  10,309                9,932               10,271                10,068
                  10,459               10,245               10,712                10,433
Dec-92            10,669               10,760               10,741                10,758
                  10,989               11,231               11,185                11,219
                  11,119               11,286               11,481                11,373
                  11,449               11,577               11,781                11,668
Dec-93            11,709               11,845               11,788                11,833
                  11,398               11,396               11,450                11,429
                  11,268               11,444               11,332                11,412
                  11,531               12,004               11,401                11,775
Dec-94            11,509               12,002               11,444                11,794
                  12,053               13,170               12,021                12,720
                  13,078               14,428               12,753                13,758




     Average Annual Total Returns
 for the period ended April 30, 1999*
----------------------------------------
           1 Year   5 Years   Inception
----------------------------------------
Class I    11.04%   16.60%     13.07%
----------------------------------------
Class A:
 POP (1)    4.42%   14.48%     11.38%
 NAV (2)   10.79%   15.85%     12.29%
----------------------------------------
Class B:
 w/CDSC (3) 4.91%   15.21%     11.94%
 NAV        9.91%   15.43%     11.94%
----------------------------------------
Class C:
 w/CDSC (4) 8.85%   15.42%     11.93%
 NAV        9.85%   15.42%     11.93%
----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA BALANCED FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Balanced Fund Class I shares generated a 13.20% total return, net of fund expenses, for the six month period ended April 30, 1999. The benchmark, 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned 13.29% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Three interest rate cuts by the Federal Reserve from September through November 1998 have helped calm fears of deflation and global instability that were rampant in late summer of 1998. The economic environment continues to be one of strong domestic growth combined with tame inflation. In late February, signs of a budding recovery in the Japanese economy as well as other parts of Asia, triggered a boom in oil prices and a surge in cyclical stocks. Until this surge in cyclical stocks, growth
                                                  See Definition of Terms.    3
stocks such as technology and internet issues had led the equity markets higher. Within the bond market, we have seen a reversal of much of the market movement of the third quarter of last year, including rising U.S. Treasury yields and declining risk premiums.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The Fund's modest underperformance versus the benchmark over the past six months has been due to an overweighting in small cap stocks. The negative impact of this allocation was nearly offset by favorable large cap stock and bond issue selection. Large cap performance benefited from an overweight position in large growth issues while bond performance benefited from an overweighting in corporate issues, particularly high yield securities.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Absent any action by the Federal Reserve to raise or lower interest rates, we expect rates for U.S. Treasuries to have low volatility and a reasonably favorable environment for stocks going forward. With strong domestic growth, weak foreign growth, high productivity gains and low inflation, the Federal Reserve is unlikely to change policy at this time. However, the risks are skewed in favor of increasing interest rates over the intermediate term if the budding Japanese recovery continues to take hold and the rise in oil prices spreads to more general inflationary pressures. The Fund's asset allocation targets as of April 30, 1999 were as follows: 45% large company stocks, 14% small company stocks, 39% bonds and 2% cash.


LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                % OF EQUITY   % OF S&P    OVER/(UNDER)
SECTOR                             STOCKS        500        WEIGHTING
Basic Materials                     3.2%         3.5%          (0.3)%
Commercial Services                 3.5%         1.9%           1.6%
Consumer Discretionary             15.6%        12.1%           3.5%
Consumer Non-Discretionary          4.9%         7.9%          (3.0)%
Energy                              5.3%         6.9%          (1.6)%
Finance                            16.1%        16.4%          (0.3)%
Healthcare                          8.4%        11.2%          (2.8)%
Manufacturing                      11.2%        10.0%           1.2%
Technology                         18.6%        19.5%          (0.9)%
Utilities                          13.2%        10.6%           2.6%


                                      % OF NET
TOP TEN EQUITY HOLDINGS                ASSETS
Microsoft Corp.                         2.4%
Intel Corp.                             1.3%
Wal-Mart Stores, Inc.                   1.2%
General Electric Co.                    1.2%
Cisco Systems, Inc.                     1.1%
AT&T Corp.                              1.0%
Lucent Technologies, Inc.               0.9%
Citigroup Inc.                          0.8%
America Online, Inc.                    0.8%
MCI Worldcom, Inc.                      0.7%


4    See Definition of Terms.

                                                           % OF NET
TOP FIVE INCOME HOLDINGS                                     ASSETS
Government National Mortgage Association, 8.00%, 12/15/23     2.5%
Federal National Mortgage Association, 6.50%, 11/01/28        1.7%
Government National Mortgage Association, 7.50%, 12/15/23     1.6%
Government National Mortgage Association, 7.00%, 12/15/28     1.5%
Federal Home Loan Mortgage Association, 6.00%, 01/01/29       1.4%


The opinions expressed reflect those of the portfolio manager only through April 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                   See Definition of Terms.    5

                                   AETNA GROWTH AND INCOME FUND
                                              Growth of $10,000

                                 Aetna Growth
                                 and Income
                                    Fund               S&P 500
                                  (Class I)             Index
Jan-92                             10,000               10,000
                                    9,940                9,747
                                    9,940                9,932
                                   10,299               10,245
                                   10,779               10,760
                                   11,060               11,231
                                   10,929               11,286
                                   11,199               11,577
                                   11,489               11,845
                                   11,149               11,396
                                   11,093               11,444
                                   11,413               12,004
                                   11,449               12,002
                                   12,127               13,170
                                   13,225               14,428


     Average Annual Total Returns
 for the period ended April 30, 1999*
----------------------------------------
           1 Year   5 Years   Inception
----------------------------------------
Class I     7.52%   22.18%      16.51%
----------------------------------------
Class A:
 POP (1)    1.12%   20.07%      14.84%
 NAV (2)    7.29%   21.51%      15.78%
----------------------------------------
Class B:
 w/CDSC (3) 1.47%   20.78%      15.35%
 NAV        6.47%   20.97%      15.35%
----------------------------------------
Class C:
 w/CDSC (4) 5.55%   20.97%      15.35%
 NAV        6.50%   20.97%      15.35%
----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          AETNA GROWTH AND INCOME FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth and Income Fund Class I shares generated a 19.44% total return, net of fund expenses, for the six month period ended April 30, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 22.32% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The six month period ended April 30, 1999 was unusual in several respects. First, returns were unusually high for stocks, although some of the strengths can be explained as a recovery from the Asian crisis of late summer 1998. Second, this rise in the equity market took place in the face of a declining bond market, as interest rates rose in reaction to signals of increased economic growth in the U.S. and abroad and renewed inflationary concerns. Third, the best stocks returns were concentrated in a remarkably few large cap growth stocks, particularly internet-related and other technology stocks.


6    See Definition of Terms.

Despite the strong U.S. economy, credit spreads (the yield difference between A-rated corporate and U.S. Treasury bonds) remained unusually wide during the past six months, generally signaling investor nervousness. Our research shows that investors tend to choose larger "safe haven" stocks over smaller "riskier" stocks in this type of an environment. Certainly this research appears to be borne out by the performance of the S&P 500 Index during this period. The S&P 500 Index again led all other major asset classes in performance for the past six months. Because Aetna Growth and Income Fund invests in other asset classes to better diversify and reduce risk in the Fund, even its double-digit performance trailed behind the S&P 500's.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

Two of our major strategic investment themes held back our performance during the period compared to the S&P 500 Index: diversification and value. The S&P 500's astonishing 22.32% performance far outpaced the other major asset classes in which the Fund invests, including mid and small cap stocks, international stocks, real estate stocks and cash.

Asset Class                         Benchmark Index             Index Return
Large Company Stocks                S&P 500 (a)                    22.32%
Mid Company Stocks                  S&P Midcap 400 (c)             18.86%
Small Company Stocks                Russell 2000 (d)               15.16%
International Stocks                MSCI EAFE (e)                  15.44%
Real Estate Stocks                  NAREIT (f)                      2.01%
Domestic Bonds                      Salomon Broad (g)               0.73%
Cash Equivalents                    U.S. 90 Day T-Bill (h)          2.21%


We use relative value to help us make investment decisions at all levels: asset allocation, industry rotation and stock selection. Essentially, we look for situations where relative values have strayed from the historical norm and position the Fund to benefit when conditions move back towards the norm. Unfortunately, for the most part, the assets which were undervalued at the beginning of the period by our measures became more undervalued.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Small cap stocks and other diversifying equity asset classes remain inexpensive relative to the favored large cap growth stocks which have skyrocketed to astronomical prices. We will be watching for a narrowing of credit spreads and other indications that conditions are more favorable for resuming a more diversified asset class structure.

We believe diversification and value investing are appropriate investment strategies for the long-term. We expect the current divergence of performance between large cap U.S. stocks and other equity classes and between growth stocks and value stocks will reverse. It appears that this reversal may have begun. Asset class returns for the month of April show that the S&P 500 Index trailed all other major equity asset classes. In addition, April also marked the beginning of what seems to be a rotation out of growth stocks and into value stocks. In the near-term, we expect an increased level of volatility as a result of this reversal, but we remain confident that the Fund is well positioned to benefit from these trends.

Asset Allocation:
                          % of Fund                 Notional Value*                          Economic Exposure*
Asset Class               04/30/99            of Futures        of Options             04/30/99              10/31/98
Large Cap Stocks             75%                  8%                 --                  83%                    71%
Mid Cap Stocks                2%                  --                 --                   2%                     3%
Small Cap Stocks              6%                  --               (6)%                   --                     1%
International Stocks          5%                  --                 --                   5%                     4%
Real Estate Stocks            4%                  --                 --                   4%                     8%
Convertible Securities        1%                  --                 --                   1%                     1%
Special Situations**          3%                  --                 --                   3%                     3%
Cash Equivalents              4%                (8)%                 6%                   2%                     9%
                          --------------------------------------------------------------------------------------------
                            100%                  --                 --                 100%                   100%
                          ============================================================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

                                                   See Definition of Terms.    7

Large Cap Portfolio Sector Breakdown:

                                      % OF
                                     COMMON   % OF S&P    OVER/(UNDER)
SECTOR                               STOCKS      500        WEIGHTING
Basic Materials                        2.6%      3.5%        (0.9)%
Commercial Services                    2.5%      1.9%          0.6%
Consumer Discretionary                22.4%     12.1%         10.3%
Consumer Non-Discretionary             2.5%      7.9%        (5.4)%
Energy                                 4.6%      6.9%        (2.3)%
Finance                               17.5%     16.4%          1.1%
Healthcare                            11.0%     11.2%        (0.2)%
Manufacturing                          9.2%     10.0%        (0.8)%
Technology                            18.4%     19.5%        (1.1)%
Utilities                              9.3%     10.6%        (1.3)%


                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
Intel Corp.                        2.7%
Microsoft Corp.                    2.4%
Tyco International Ltd.            2.0%
Procter & Gamble Co.               1.9%
Hewlett Packard Co.                1.9%
Providian Financial Corp.          1.8%
General Motors Corp.               1.7%
Chase Manhattan Corp.              1.6%
Sprint Corp.                       1.6%
Apple Computer, Inc.               1.6%

The opinions expressed reflect those of the portfolio manager only through April 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


8    See Definition of Terms.

                                   AETNA REAL ESTATE SECURITIES FUND
                                                   Growth of $10,000

                                   Aetna
                                 Real Estate            NAREIT
                                 Securities             Equity
                                    Fund                 REIT
                                  (Class I)              Index
Feb-98                             10,000               10,000
                                    9,660                9,680
                                    9,030                8,927
                                    8,320                8,384
                                    8,270                8,703
                                    8,840                8,890





     Average Annual Total Returns
 for the period ended April 30, 1999*
----------------------------------------
                1 Year     Inception
----------------------------------------
Class I         -8.48%       -9.47%
----------------------------------------
Class A:
 POP (1)       -13.89%      -13.89%
 NAV (2)        -8.64%       -9.67%
----------------------------------------
Class B:
 w/CDSC (3)    -13.80%      -13.18%
 NAV            -9.26%      -10.27%
----------------------------------------
Class C:
 w/CDSC (4)    -10.24%      -11.05%
 NAV            -9.36%      -10.35%
----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For the period prior to the inception of Class B and Class C, the performance is calculated by using the performance of Class I since its inception date (02/02/98), adjusted for fees and expenses. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                       AETNA REAL ESTATE SECURITIES FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Real Estate Securities Fund Class I shares generated a 6.25% total return, net of fund expenses, for the six month period ended April 30, 1999. The benchmark, NAREIT Equity REIT Index(f), returned 2.01% for the same period.

WHAT ECONOMIC AND FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

After disappointing returns in 1998, real estate securities seem to be participating in the sector rotation occurring in the broader market from large growth towards value-oriented and smaller stocks. During the month of April 1999, REITs gained 9.7%, producing a positive total return year-to-date and outperforming the S&P 500 Index and the Russell 2000 Index by 5.8% and 0.7%, respectively. We believe reports of value investors, including Warren Buffett, entering the group contributed to renewed interest in REITs. Also, during several recent sell-offs in the broad market, REITs provided good downside protection.
                                                   See Definition of Terms.    9

Real estate capital markets remained lukewarm during the period with commercial mortgage-backed security and high-grade REIT debt markets recovering, while public equity markets remained largely closed to REITs. After the end of the period, however, the market successfully supported the first large scale REIT add-on equity offering this year. Although the floodgates of equity issuance are not likely to open, a psychological barrier appears to have been overcome.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The Fund's largest overweight remained the multifamily sector, which had a positive impact on performance this period. An overweight in Camden Property Trust boosted returns in the last two months of the period. Although the Fund's exposure to healthcare REITs was reduced during the period; an overweight position to healthcare produced a drag on performance as nursing home operators began to digest the impact of a new government reimbursement policy.

The Fund's underweighting of the hotel sector, which was a significant contributor to 1998's outperformance, hurt relative returns in the period. However, favorable stock selection within the hotel sector (including an overweight in Starwood Hotels & Resort Worldwide, Inc. and an underweight of Patriot American Hospitality, Inc.) partially offset the negative industry impact.

WHAT IS YOUR OUTLOOK GOING FORWARD?

From an industry standpoint, we believe the apartment sector appears positioned to perform well in this environment. With household formation growth expected to continue and supply under control in most markets, we feel comfortable with exposure to this sector. On the other hand, the health care sector could face a protracted period of uncertainty and negative psychology as the financial impact of changes in the nursing home industry trickles down to healthcare REITs.

We continue to believe real estate securities should provide attractive total returns from current levels due to evidence of equilibrium conditions in property markets and the continuance of attractive absolute and relative REIT valuations. We believe the group will continue to be bolstered by consistent earnings performance, the perception of healthy real estate market conditions, the existence of issuers whose stock is valued below their break-up value and companies demonstrating their ability to digest recent growth. Following strong first quarter 1999 earnings and several private buyouts and mergers, we believe the recent strength in the REIT group is sustainable.


The Fund invests in real estate investment securities that involve certain risks including management skills, changes in general or regional economy, changes in property value and refinancing.

                                           % OF NET
TOP TEN EQUITY HOLDINGS                     ASSETS
Equity Office Properties Trust               5.4%
Equity Residential Properties Trust          5.0%
Camden Property Trust                        4.4%
Vornado Realty Trust                         4.4%
Starwood Hotels & Resort Worldwide, Inc.     4.3%
Brandywine Realty Trust                      4.2%
PS Business Parks, Inc.                      4.2%
Post Properties, Inc.                        4.0%
Apartment Investment & Management Co.        4.0%
CBL & Associates Properties, Inc.            3.7%


The opinions expressed reflect those of the portfolio manager only through April 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


10    See Definition of Terms.

DEFINITION OF TERMS

(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.
(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.
(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(c) The Standard & Poor's Midcap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(d) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.
(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.
(g) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.
(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

These are unmanaged indices and are not available for individual investment.

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
BALANCED
================================================================================

                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        -------------
COMMON STOCKS ( 56.7% )
AIR TRANSPORT ( 0.6% )
Airborne Freight Corp. ..............         1,000         $     32,000
America West Holdings Corp. + .......        16,500              344,437
AMR Corp. + .........................         1,000               69,812
Delta Air Lines, Inc. ...............         1,000               63,438
FDX Corp. Holding Co. + .............           800               90,050
Midwest Express Holdings, Inc. + ....         2,500               78,125
Southwest Airlines Co. ..............         2,250               73,266
US Airways Group, Inc. + ............           900               48,994
                                                            ------------
                                                                 800,122
                                                            ------------
ALUMINUM ( 0.1% )
Alcan Aluminum Ltd. .................           900               28,575
Alcoa Inc. ..........................         2,000              124,500
Reynolds Metals Co. .................           500               31,188
                                                            ------------
                                                                 184,263
                                                            ------------
AUTO PARTS AND HARDWARE ( 0.2% )
Black & Decker Corp. ................           700               39,725
CLARCOR, Inc. .......................         1,700               31,875
Genuine Parts Co. ...................         1,300               39,000
Goodyear Tire & Rubber Co. (The) ....           900               51,469
Snap-On, Inc. .......................           300                9,769
Standard Motor Products, Inc. .......         2,200               51,150
Wynn's International, Inc. ..........         3,150               52,762
                                                            ------------
                                                                 275,750
                                                            ------------
AUTOMOTIVE ( 1.0% )
Dana Corp. ..........................           700               32,988
Eaton Corp. .........................           400               36,675
Ford Motor Co. ......................         9,700              620,194
General Motors Corp. ................         5,500              489,156
Johnson Controls, Inc. ..............           600               43,762
Monaco Coach Corp. + ................         2,600               72,150
TRW, Inc. ...........................           900               37,744
                                                            ------------
                                                               1,332,669
                                                            ------------
BANKS AND THRIFTS ( 3.6% )
Bank of America Corp. ...............         8,215              591,480
Bank of New York Co., Inc. ..........         4,400              176,000
Bank One Corp. ......................         5,466              322,494
BankBoston Corp. ....................         1,600               78,400
BB&T Corp. ..........................         1,800               71,888
Chase Manhattan Corp. ...............         6,800              562,700
Chemical Financial Corp. ............           250                8,250
Citizens Banking Corp. ..............         4,700              153,044
Comerica, Inc. ......................           850               55,303
Fifth Third Bancorp .................         1,800              129,037
First Republic Bank + ...............         1,500               38,625
First Union Corp. ...................         4,606              255,057
Firstar Corp. .......................         3,600              108,225
FirstFed Financial Corp. + ..........         3,800               65,788
Fleet Financial Group,  Inc. ........         3,100              133,494
Flushing Financial Corp. ............         3,950               59,250


                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

BANKS AND THRIFTS (CONTINUED)
Golden State Bancorp, Inc. ..........         3,800         $     93,338
Golden West Financial Corp. .........           500               50,063
Harbor Florida Bancshares, Inc. .....        16,300              191,525
Huntington Bancshares Inc. ..........         1,230               43,588
J.P. Morgan & Co. ...................         1,100              148,225
KeyCorp .............................         2,500               77,344
Mellon Bank Corp. ...................         1,300               96,606
Mercantile Bancorporation, Inc. .....           900               51,300
National City Corp. .................         1,600              114,800
Northern Trust Corp. ................           800               74,500
PNC Bank Corp. ......................         1,800              104,175
Republic New York Corp. .............           400               23,500
Republic Security Financial Corp. ...         5,800               50,388
State Street Corp. ..................           800               70,000
Summit Bancorp. .....................         1,000               42,375
Suntrust Banks, Inc. ................         1,600              114,400
U.S. Bancorp ........................         3,300              122,306
Wachovia Corp. ......................         1,100               96,662
Washington Mutual, Inc. .............         3,298              135,630
Wells Fargo & Co. ...................         7,800              336,862
                                                            ------------
                                                               4,846,622
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS ( 0.8% )
Alza Corp. + ........................           400               13,425
Amgen, Inc. + .......................         4,100              251,894
Becton, Dickinson & Co. .............         1,800               66,938
Bio-Technology General Corp. + ......        16,600              117,756
Boston Scientific Corp. + ...........         2,200               93,637
Guidant Corp. .......................         2,200              118,112
ICU Medical, Inc. + .................         1,200               20,400
Maxxim Medical, Inc. + ..............         1,600               25,500
Medtronic, Inc. .....................         3,200              230,200
Ocular Sciences, Inc. + .............           200                6,100
Osteotech, Inc. + ...................           150                5,419
ResMed Inc. + .......................         1,600               42,300
VISX, Inc. + ........................         1,000              128,750
Xomed Surgical Products, Inc. + .....            50                2,081
                                                            ------------
                                                               1,122,512
                                                            ------------
CHEMICALS ( 0.5% )
Dow Chemical Co. ....................         1,300              170,544
Du Pont (E.I.) de Nemours ...........         5,300              374,312
Eastman Chemical Co. ................           500               27,844
Rohm & Haas Co. .....................           800               35,850
Union Carbide Corp. .................           500               25,937
                                                            ------------
                                                                 634,487
                                                           -------------
COMMERCIAL SERVICES ( 0.5% )
ADVO, Inc. + ........................         3,200               63,200
Bell & Howell Co. + .................         1,300               43,469
Consolidated Graphics, Inc. + .......           900               38,363
GP Strategies Corp. + ...............         6,800              104,550
Interpublic Group of Co., Inc. (The)            900               69,806
Lason, Inc. + .......................         1,200               47,475



12  See Notes to Portfolio of Investments.

================================================================================

                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

COMMERCIAL SERVICES (CONTINUED)
Mail-Well, Inc. + ...................         5,200         $     67,925
Maximus, Inc. + .....................         1,300               33,800
Omnicom Group, Inc. .................           800               58,000
Paychex, Inc. .......................         1,100               56,169
RCM Technologies, Inc. + ............         3,300               42,900
RR Donnelley & Sons Co. .............         1,000               35,375
World Color Press, Inc. + ...........         1,800               46,012
                                                            ------------
                                                                 707,044
                                                            ------------
COMPUTERS ( 1.7% )
Compaq Computer Corp. ...............         9,312              207,774
Dell Computer Corp. + ...............        12,200              502,487
Gateway 2000, Inc. + ................           900               59,569
Hewlett Packard Co. .................         5,300              418,038
International Business Machines Corp.         4,400              920,425
Sun Microsystems, Inc. + ............         3,600              215,325
Unisys Corp. + ......................         1,200               37,725
                                                            ------------
                                                               2,361,343
                                                            ------------
CONGLOMERATE AND AEROSPACE ( 2.1% )
Alliant Techsystems Inc. + ..........         1,100               90,062
Aviall, Inc. + ......................         3,500               55,781
Boeing Co. ..........................         5,400              219,375
General Dynamics Corp. ..............         1,000               70,250
General Electric Co. ................        15,500            1,635,250
Goodrich (B. F.) Co. ................           200                7,950
Kroll O' Gara Co. (The) + ...........         2,100               50,269
Lockheed Martin Corp. ...............         1,400               60,287
Moog, Inc. + ........................           500               15,563
National Service Industries, Inc. ...           200                7,788
Raytheon Co. ........................         2,300              161,575
Tenneco, Inc. .......................           900               24,300
Textron, Inc. .......................         1,200              110,550
Triumph Group, Inc. + ...............         1,900               51,538
United Technologies Corp. ...........         1,900              275,262
                                                            ------------
                                                               2,835,800
                                                            ------------
CONSUMER FINANCE ( 1.5% )
Associates First Capital Corp. ......         3,704              164,134
Avis Rent A Car, Inc. + .............         2,800               87,850
Capital One Financial Corp. .........           700              121,581
Countrywide Credit Industries, Inc. .           800               36,250
Doral Financial Corp. ...............         4,100               72,263
Federal Home Loan Mortgage Corp. ....         5,800              363,950
Federal National Mortgage Association         6,700              475,281
Household International, Inc. .......         2,100              105,656
MBNA Corp. ..........................         5,250              147,985
Rent-A-Center, Inc. .................         2,000               62,000
Rental Service Corp. + ..............        12,500              282,031
Rollins Truck Leasing Corp. .........         6,550               67,956
                                                            ------------
                                                               1,986,937
                                                            ------------
CONSUMER PRODUCTS ( 0.9% )
Avon Products, Inc. .................         1,800               97,763


                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

CONSUMER PRODUCTS (CONTINUED)
Clorox Co. ..........................           800         $     92,300
Colgate-Palmolive Co. ...............         1,000              102,437
Gillette Co. ........................         3,400              177,437
International Flavors & Fragrances,
 Inc.................................           600               23,700
Kimberly-Clark Corp. ................         2,300              141,019
Procter & Gamble Co. ................         6,300              591,019
                                                            ------------
                                                               1,225,675
                                                            ------------
CONSUMER SERVICES ( 1.2% )
Activision, Inc. + ..................         5,400               56,362
Bob Evans Farms, Inc. ...............         1,400               25,638
Brinker International, Inc. + .......         2,100               58,012
Buffets, Inc. + .....................         5,100               51,000
Carnival Corp. ......................         4,900              202,125
CEC Entertainment, Inc. + ...........         2,700              101,250
Cendant Corp. + .....................         2,400               43,200
Education Management Corp. + ........         3,800               75,762
Foodmaker, Inc. + ...................         3,100               74,787
H & R Block, Inc. ...................           500               24,063
Marriott International, Inc. ........           900               37,688
McDonald's Corp. ....................         6,800              288,150
O'Charleys, Inc. + ..................         4,450               62,022
Prime Hospitality Corp. + ...........        25,100              305,906
Ruby Tuesday, Inc. ..................         4,100               74,825
Tricon Global Restaurants, Inc. + ...           580               37,338
Veterinary Centers of America, Inc. +         3,900               51,188
                                                            ------------
                                                               1,569,316
                                                            ------------
CONSUMER SPECIALTIES ( 0.2% )
Brunswick Corp. .....................           600               14,400
Hasbro, Inc. ........................         1,350               46,069
Jostens, Inc. .......................           300                6,431
Russ Berrie & Co., Inc. .............         4,700              127,781
Steinway Musical Instruments, Inc. +          2,100               49,481
                                                            ------------
                                                                 244,162
                                                            ------------
DATA AND IMAGING SERVICES ( 6.1% )
3Com Corp. + ........................         3,000               78,375
Advanced Digital Information Corp. ..         2,700               58,388
America Online, Inc. ................         7,400            1,056,350
American Management Systems, Inc. + .         1,800               61,875
Autodesk, Inc. ......................           200                5,950
Automatic Data Processing, Inc. .....         2,800              124,600
Avant! Corp. + ......................         8,100              109,350
BMC Software, Inc. + ................         1,800               77,513
Cisco Systems, Inc. + ...............        12,750            1,454,297
Computer Associates International,
 Inc.................................         3,050              130,197
Computer Sciences Corp. + ...........           600               35,738
Computer Task Group, Inc. ...........         2,200               40,975
Compuware Corp. + ...................         3,200               78,000
Eastman Kodak Co. ...................         1,700              126,862
Electronic Data Systems Corp. .......         2,700              145,125
EMC Corp. + .........................         4,200              457,537
Emulex Corp. + ......................         1,200               52,950


                              See Notes to Portfolio of Investments.  13

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

DATA AND IMAGING SERVICES (CONTINUED)
Extreme Networks, Inc. + ............           300         $     16,631
First Data Corp. ....................         1,600               67,900
Fundtech Ltd. + .....................         2,400               82,650
Henry (Jack) & Associates, Inc. .....           600               19,800
Intergraph Corp. + ..................        25,400              169,862
InterVoice, Inc. + ..................         2,200               21,931
Microsoft Corp. + ...................        40,000            3,252,500
New Era of Networks, Inc. ...........           400               15,025
Novell, Inc. + ......................         3,100               68,975
Oracle Corp. + ......................         7,900              213,794
Peregrine Systems, Inc. + ...........         2,000               45,000
Pinnacle Systems, Inc. + ............         1,800               97,875
Seagate Technology, Inc. + ..........         2,000               55,750
Software AG Systems, Inc. + .........         4,200               34,650
Xircom, Inc. + ......................         1,000               22,500
                                                            ------------
                                                               8,278,925
                                                            ------------
DISCRETIONARY RETAIL ( 3.7% )
AutoZone, Inc. + ....................         1,000               30,000
Central Garden & Pet Co. + ..........         4,800               67,200
Circuit City Stores, Inc. ...........         1,000               61,500
Costco Companies, Inc. + ............         1,100               89,031
CSK Auto Corp. + ....................         2,000               50,000
Dayton Hudson Co. ...................         3,200              215,400
Dillards, Inc. ......................           600               16,613
Dress Barn, Inc. + ..................        10,600              155,025
Federated Department Stores, Inc. + .         1,400               65,363
Fred Meyer, Inc. + ..................         1,000               54,125
Gap, Inc. ...........................         5,075              337,805
Genesco Inc. + ......................        17,900              194,662
Home Depot, Inc. ....................        11,800              707,262
Insight Enterprises, Inc. + .........         2,325               62,775
Kmart Corp. + .......................         3,600               53,550
Kohl's Corp. + ......................           800               53,150
Linens 'n Things, Inc. + ............         2,400              109,800
Lowe's Co., Inc. ....................         2,900              152,975
May Department Stores Co. ...........         2,250               89,578
Musicland Stores Corp. + ............           100                1,088
Nordstrom, Inc. .....................         1,200               42,225
RARE Hospitality International, Inc.          2,600               46,800
Regis Corp. .........................         3,450               88,406
Sears, Roebuck & Co. ................         2,200              101,200
Staples, Inc. + .....................         2,400               72,000
Tandy Corp. .........................           800               57,950
The Limited, Inc. ...................         1,800               78,750
TJX Companies, Inc. .................         2,500               83,281
Transport World Entertainment Corp. +         3,500               53,594
Tweeter Home Entertainment Group + ..         2,800               82,950
Wal-Mart Stores, Inc. ...............        36,000            1,656,000
Zale Corp. + ........................         2,300               86,969
                                                            ------------
                                                               5,017,027
                                                            ------------


                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------
DIVERSIFIED FINANCIAL SERVICES ( 1.2% )
American Express Co. ................         2,500         $    326,719
Citigroup Inc. ......................        14,483            1,089,846
Providian Financial Corp. ...........         1,050              135,516
Resource America, Inc. ..............         5,100               63,112
Transamerica Corp. ..................         1,000               71,250
                                                            ------------
                                                               1,686,443
                                                            ------------
DRUGS ( 3.6% )
Abbott Laboratories .................         7,700              372,969
Allergan, Inc. ......................           700               62,913
American Home Products Corp. ........         4,000              244,000
Baxter International, Inc. ..........         1,100               69,300
Bristol-Myers Squibb Co. ............         9,400              597,487
Eli Lilly & Co. .....................         5,500              404,937
Johnson & Johnson ...................         6,400              624,000
Jones Medical Industries, Inc. ......         1,800               57,825
King Pharmaceuticals, Inc. + ........         4,800              132,600
Medicis Pharmaceutical Corp. + ......         1,400               34,038
Merck & Co., Inc. ...................        10,900              765,725
Pfizer, Inc. ........................         6,100              701,881
Pharmacia & Upjohn, Inc. ............         3,700              207,200
Roberts Pharmaceutical Corp. + ......         1,900               32,300
Schering Plough .....................         7,000              338,187
Warner Lambert Co. ..................         4,100              278,544
                                                            ------------
                                                               4,923,906
                                                            ------------
ELECTRIC UTILITIES ( 1.5% )
Ameren Corp. ........................           700               27,081
American Electric Power Co. .........         1,400               58,012
Baltimore Gas & Electric Co. ........         1,100               30,938
Black Hills Corp. ...................         2,400               54,300
Calpine Corp. + .....................         4,700              200,337
Carolina Power & Light Co. ..........         1,100               44,344
Central & South West Corp. ..........         1,500               37,219
Central Hudson Gas & Electric Co. ...         2,000               74,250
Cinergy Corp. .......................         1,200               35,775
Cleco Corp. .........................         2,000               61,750
Consolidated Edison, Inc. ...........         1,800               81,787
Dominion Resources, Inc. ............         1,400               57,575
DTE Energy Co. ......................           800               32,650
Duke Energy Corp. ...................         1,800              100,800
Edison International ................         2,900               71,050
Empire District Electric Co. ........         1,800               39,488
Entergy Corp. .......................         1,700               53,125
FirstEnergy Corp. ...................         1,500               44,531
FPL Group, Inc. .....................         1,400               78,925
GPU, Inc. ...........................           900               34,313
Independent Energy Holdings + .......         6,000               64,125
Northern States Power Co. ...........         1,000               24,125
Peco Energy Co. .....................         1,100               52,181
PG&E Corp. ..........................         2,800               86,975
PP & L Resources, Inc. ..............         1,200               33,525
Public Service Enterprise Group, Inc.         1,600               64,000



14  See Notes to Portfolio of Investments.

================================================================================

                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

ELECTRIC UTILITIES (CONTINUED)
Reliant Energy Inc. .................         1,800         $     50,963
Southern Co. ........................         4,200              113,662
Texas Utilities Co. .................         1,200               47,700
Unicom Corp. ........................         1,600               62,100
UniSource Energy Corp. + ............        15,200              164,350
                                                            ------------
                                                               1,981,956
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.3% )
Harris Corp. ........................           500               17,281
Mettler-Toledo International, Inc. +          2,800               73,150
Pitney Bowes, Inc. ..................         1,300               90,919
Virco Manufacturing Corp. ...........         2,920               54,750
Xerox Corp. .........................         3,400              199,750
                                                            ------------
                                                                 435,850
                                                            ------------
ELECTRONIC MEDIA ( 1.6% )
Ascent Entertainment Group, Inc. + ..        18,100              192,312
CBS Corp. + .........................         3,900              177,694
Citadel Communications Corp. + ......         2,900               81,200
Clear Channel Communications, Inc. +          1,400               97,300
Comcast Corp. .......................         1,700              111,669
International Speedway Corp. ........         1,900               97,850
Kushner-Locke Co. (The) + ...........         2,600               30,062
Mediaone Group, Inc. + ..............         1,900              154,969
Metro Networks, Inc. + ..............         1,400               63,000
SBS Broadcasting SA + ...............         5,800              182,700
TCI Music, Inc. + ...................         1,900               86,925
Time Warner, Inc. ...................         6,000              420,000
Viacom, Inc. + ......................         3,400              138,975
Walt Disney Co. (The) ...............         9,600              304,800
                                                            ------------
                                                               2,139,456
                                                            ------------
FOOD AND BEVERAGE ( 1.9% )
Anheuser-Busch Co., Inc. ............         4,000              292,500
Archer-Daniels-Midland Co. ..........         1,785               26,775
Beringer Wine Estates Holdings, Inc.
 +...................................         1,400               55,125
Bestfoods ...........................         2,000              100,375
Brown-Forman Corp. + ................           500               36,844
Campbell Soup Co. ...................         1,900               77,900
Canandiagua Brands, Inc. + ..........         1,300               66,950
Coca-Cola Co. .......................         7,000              476,000
Coca-Cola Enterprises, Inc. .........         1,900               65,550
Conagra, Inc. .......................         2,000               49,750
Coors (Adolph) Co. ..................           300               16,050
Earthgrains Co. (The) ...............         1,700               36,019
Fortune Brands, Inc. ................           600               23,700
General Mills, Inc. .................         1,200               87,750
Heinz (H.J.) Co. ....................         2,200              102,712
Kellogg Co. .........................         2,200               81,400
Michael Foods, Inc. .................         1,000               22,875
PepsiCo, Inc. .......................         6,900              254,869
Pioneer Hi-Bred International, Inc. .         1,500               56,062
Quaker Oats Co. .....................         1,000               64,562
Ralston-Ralston Purina Group ........           900               27,450


                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

FOOD AND BEVERAGE (CONTINUED)
Robert Mondavi Corp. + ..............         1,300         $     47,125
Sara Lee Corp. ......................         5,200              115,700
Twinlab Corp. + .....................         8,500               72,250
Unilever NV .........................         3,200              207,800
Wrigley (Wm.) Jr. Co. ...............           600               53,213
                                                            ------------
                                                               2,517,306
                                                            ------------
FOOD AND DRUG RETAIL ( 0.7% )
Albertson's, Inc. ...................         1,800               92,700
American Stores Co. .................         1,900               59,969
Casey's General Stores, Inc. ........         6,300               83,475
CVS Corp. ...........................         2,500              119,062
Duane Reade, Inc. + .................         1,500               40,219
Great Atlantic & Pacific Tea Co.,
 Inc.................................           200                6,150
Kroger Co. (The) + ..................         1,800               97,762
Rite Aid Corp. ......................         1,800               41,963
Safeway, Inc. + .....................         3,300              177,994
SUPERVALU, Inc. .....................         1,400               29,225
Sysco Corp. .........................         1,800               53,437
Walgreen Co. ........................         5,800              155,875
Winn-Dixie Stores, Inc. .............           800               28,650
                                                            ------------
                                                                 986,481
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 0.8% )
Armstrong World Industries, Inc. ....           300               16,425
Centex Construction Products, Inc. ..         1,800               63,675
Crown Cork & Seal Co., Inc. .........           500               16,250
Elcor Corp. .........................         7,000              270,375
Fort James Corp. ....................         1,300               49,400
Georgia-Pacific Corp. ...............           700               64,750
Masco Corp. .........................         2,200               64,625
Owens-Illinois, Inc. + ..............           900               26,100
Potlatch Corp. ......................         2,800              116,025
Sealed Air Corp. + ..................           268               16,298
Shorewood Packaging Corp. + .........         1,600               31,600
Simpson Manufacturing Co., Inc. + ...         1,600               74,000
Texas Industries, Inc. ..............         4,700              145,112
Watsco, Inc. ........................         2,100               41,213
Westvaco Corp. ......................           400               11,950
Weyerhaeuser Co. ....................         1,000               67,125
                                                            ------------
                                                               1,074,923
                                                            ------------
GAS UTILITIES ( 0.3% )
Coastal Corp. (The) .................         1,600               61,200
Columbia Energy Group ...............           600               28,838
Consolidated Natural Gas Co. ........           500               29,750
Enron Corp. .........................         1,300               97,825
Piedmont Natural Gas, Inc. ..........         2,100               66,937
Southwest Gas Corp. .................         3,400               97,112
Williams Co., Inc. (The) ............         2,000               94,500
                                                            ------------
                                                                 476,162
                                                            ------------
HEALTH SERVICES ( 0.4% )
Apria Healthcare Group Inc. .........         8,600              134,375
Bindley Western Industries, Inc. ....         2,100               64,837


                                      See Notes to Portfolio of Investments.  15

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

HEALTH SERVICES (CONTINUED)
Cardinal Health, Inc. ...............         1,500         $     89,719
Humana, Inc. + ......................           600                8,175
IMS Health, Inc. ....................         2,400               72,000
Kendle International, Inc. + ........           800               14,750
McKesson HBOC, Inc. .................         1,406               49,210
Priority Healthcare Corp. + .........           940               47,646
United Healthcare Corp. .............           700               39,288
                                                            ------------
                                                                 520,000
                                                            ------------
HEAVY MACHINERY ( 0.3% )
Astec Industries, Inc. + ............           100                3,875
Caterpillar, Inc. ...................         2,000              128,750
Cummins Engine Co., Inc. ............           200               10,700
Manitowoc Co., Inc. (The) ...........         3,750              142,969
Navistar International Corp. + ......           800               41,850
PACCAR, Inc. ........................           700               39,200
                                                            ------------
                                                                 367,344
                                                            ------------
HOUSING AND FURNISHINGS ( 0.5% )
Centex Corp. ........................           600               21,938
Champion Enterprises, Inc. + ........         2,600               48,262
ITI Technologies, Inc. + ............           200                5,325
Kaufman & Broad Home Corp. ..........         2,100               51,056
Maytag Corp. ........................         1,000               68,375
MDC Holdings, Inc. ..................         3,200               62,800
Newell Rubbermaid Inc. ..............         1,100               52,181
Ryland Group, Inc. ..................         2,700               70,875
Salton, Inc. + ......................         5,700              193,800
Webb (Del E) Corp. ..................         4,800              111,000
Whirlpool Corp. .....................           500               33,188
                                                            ------------
                                                                 718,800
                                                            ------------
INDUSTRIAL SERVICES ( 0.5% )
Browning-Ferris Industries, Inc. ....         1,000               39,875
Dycom Industries, Inc. + ............         1,600               73,100
Granite Construction, Inc. ..........         2,250               64,266
Insituform Technologies, Inc. + .....        13,400              255,437
Jacobs Engineering Group, Inc. + ....         1,800               70,988
USA Waste Management, Inc. ..........         3,300              186,450
                                                            ------------
                                                                 690,116
                                                            ------------
INSURANCE ( 1.8% )
Allstate Corp. (The) ................         4,300              156,412
American Annuity Group, Inc. ........         2,500               55,000
American General Corp. ..............         1,300               96,200
American International Group, Inc. ..         5,868              689,123
Aon Corp. ...........................         1,200               82,200
CIGNA Corp. .........................         1,500              130,781
Cincinnati Financial Corp. ..........         1,000               40,375
CMAC Investment Corp. ...............         1,600               73,400
Conseco, Inc. .......................         1,800               56,813
E.W. Blanch Holdings, Inc. ..........           300               17,663
FBL Financial Group, Inc. ...........         2,900               57,638
Fidelity National Financial, Inc. ...         2,453               44,767
Gallagher (Arthur J.) & Co. .........         1,300               61,750


                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

INSURANCE (CONTINUED)
Hartford Financial Services Group,
 Inc.................................         1,600         $     94,300
Hooper Holmes, Inc. .................         5,000               79,688
Jefferson-Pilot Corp. ...............           750               50,531
Lincoln National Corp. ..............           500               48,031
Marsh & McLennan Co., Inc. ..........         1,700              130,156
MBIA, Inc. ..........................           800               53,800
Medical Assurance, Inc. + ...........         1,580               43,450
MGIC Investment Corp. ...............           400               19,425
Progressive Corp. ...................           500               71,750
Provident American Corp. + ..........         2,700               92,475
Safeco Corp. ........................           500               19,875
St. Paul Co., Inc. ..................           850               24,384
Torchmark Corp. .....................           800               27,350
Triad Guaranty, Inc. + ..............         2,600               40,950
UNUM Corp. ..........................         1,000               54,625
                                                            ------------
                                                               2,412,912
                                                            ------------
INVESTMENT SERVICES ( 1.2% )
Arm Financial Group, Inc. ...........         2,700               37,463
Bear Stearns Co., Inc. (The) ........           735               34,269
Charles Schwab Corp. ................         3,300              362,175
Conning Corp. .......................         2,300               37,950
Duff & Phelps Credit Rating Co. .....         1,300               74,100
Franklin Resources, Inc. ............         1,500               60,000
Investment Technology Group, Inc. ...         4,900              169,662
Jefferies Group, Inc. ...............         4,900              112,088
Lehman Brothers Holdings Inc. .......           700               38,894
Merrill Lynch & Co., Inc. ...........         1,800              151,088
Morgan Stanley Dean Witter & Co. ....         5,000              495,937
                                                            ------------
                                                               1,573,626
                                                            ------------
MAJOR TELECOMMUNICATIONS ( 4.6% )
AirTouch Communications, Inc. + .....         4,600              429,525
ALLTEL Corp. ........................         1,400               94,413
Ameritech Corp. .....................         9,100              622,781
AT&T Corp. ..........................        27,450            1,386,225
Bell Atlantic Corp. .................         7,600              437,950
BellSouth Corp. .....................        15,600              698,100
Century Telephone Enterprises, Inc. .         1,200               48,300
Gilat Satellite Networks Ltd. .......           500               26,000
GTE Corp. ...........................         4,800              321,300
MCI Worldcom, Inc. + ................        11,758              966,361
SBC Communications, Inc. ............        13,400              750,400
Sprint Corp. ........................         2,400              246,150
Sprint PCS + ........................         1,350               57,206
U.S. WEST, Inc. .....................         2,509              131,252
                                                            ------------
                                                               6,215,963
                                                            ------------
OIL ( 2.1% )
Ashland Oil, Inc. ...................           500               21,125
Atlantic Richfield Co. ..............           900               75,544
Chevron Corp. .......................         3,200              319,200
Devon Energy Corp. ..................         5,300              176,225
Exxon Corp. .........................        11,500              955,219


16  See Notes to Portfolio of Investments.

================================================================================

                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

OIL (CONTINUED)
Mobil Corp. .........................         3,800         $    398,050
Royal Dutch Petroleum Co. ...........        10,600              622,087
Sunoco Inc. .........................           600               21,450
Union Pacific Resources Group Inc. ..        15,900              222,600
                                                            ------------
                                                               2,811,500
                                                            ------------
OIL SERVICES ( 0.7% )
BJ Services Co. + ...................         8,800              235,400
Friede Goldman International, Inc. +          2,000               37,375
Jersey Ray McDermott, S.A. + ........         2,900               91,350
McDermott International, Inc. .......         7,700              223,300
Schlumberger, Ltd. ..................         2,500              159,687
SEACOR SMIT Holdings + ..............         1,100               58,231
Seitel, Inc. + ......................         8,300              144,213
Stolt Comex Seaway S.A. + ...........         1,800               22,500
                                                            ------------
                                                                 972,056
                                                            ------------
OTHER TELECOMMUNICATIONS ( 0.2% )
Associated Group, Inc. + ............         3,300              188,100
Powertel, Inc. + ....................           900               19,575
SkyTel Communications, Inc. + .......         3,900               66,787
                                                            ------------
                                                                 274,462
                                                            ------------
PRINT MEDIA ( 0.4% )
Dun & Bradstreet Corp. ..............         1,000               36,750
Equifax,  Inc. ......................         1,100               39,531
Factset Research Systems, Inc. + ....         1,100               51,288
Gannett Co., Inc. ...................         1,900              134,544
Knight-Ridder, Inc. .................           500               26,906
McGraw-Hill Co., Inc. ...............         1,400               77,350
New York Times Co. ..................         1,800               62,100
Scholastic Corp. + ..................         1,200               56,737
Times Mirror Co. ....................           700               40,950
Tribune Co. .........................           900               75,094
                                                            ------------
                                                                 601,250
                                                            ------------
PRODUCER GOODS ( 2.1% )
AFC Cable Systems, Inc. + ...........         1,900               62,700
Allegheny Teledyne, Inc. ............         1,200               26,850
Allied Signal, Inc. .................         3,300              193,875
Applied Power, Inc. .................         2,820               89,006
Avery Dennison Corp. ................           900               61,425
Aviation Sales Co. + ................         1,400               56,000
C & D Technologies, Inc. ............         2,900               74,856
Cooper Industries, Inc. .............           700               33,863
Corning, Inc. .......................         1,100               62,975
Dover Corp. .........................         1,300               48,019
Ecolab, Inc. ........................         1,000               41,937
Emerson Electric Co. ................         2,200              141,900
FMC Corp. + .........................           200               13,000
General Cable Corp. .................         3,200               47,600
Grainger (W.W.), Inc. ...............           600               30,113
Honeywell, Inc. .....................           900               85,275
Hughes Supply, Inc. .................         2,400               55,800
Illinois Tool Works, Inc. ...........         1,700              130,900
Ingersoll-Rand Co. ..................         1,500              103,781


                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

PRODUCER GOODS (CONTINUED)
ITT Industries, Inc. ................           800         $     28,800
Kafus Environmental Industries Ltd. +         4,300               25,800
Lincoln Electric Holdings, Inc. .....         2,400               49,500
MacDermid, Inc. .....................         1,600               67,100
Minnesota Mining and Manufacturing
 Co..................................         2,200              195,800
MotivePower Industries, Inc. + ......         2,400               40,950
Mueller Industries, Inc. + ..........         3,300              103,950
Parker-Hannifin Corp. ...............           600               28,163
PPG Industries, Inc. ................         1,000               64,937
Precision Castparts Corp. ...........         3,500              149,625
Raychem Corp. .......................           600               15,863
Sherwin-Williams Co. ................         1,000               31,125
Smith (A.O.) Corp. ..................         2,250               56,812
Spartech Corp. ......................         2,700               64,125
Thomas Industries, Inc. .............         2,100               41,737
Timken Co. ..........................           200                4,463
Tredegar Industries, Inc. ...........         3,700               98,744
Tyco International Ltd. .............         4,100              333,125
Varlen Corp. ........................         3,025               84,700
Westinghouse Air Brake Co. ..........         2,200               49,087
                                                            ------------
                                                               2,894,281
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS ( 0.4% )
CBL & Associates Properties, Inc. ...         2,200               54,037
Essex Property Trust, Inc. ..........         1,500               47,344
General Growth Properties, Inc. .....         1,800               66,262
Health Care REIT, Inc. ..............         3,300               77,550
Jones Lang Laselle Inc. .............         1,300               34,694
Koger Equity, Inc. ..................         3,300               48,469
Parkway Properties, Inc. ............         1,800               52,200
Prentiss Properties Trust ...........         3,200               69,200
U.S. Restaurant Properties, Inc. ....         2,200               44,138
                                                            ------------
                                                                 493,894
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS ( 4.0% )
Applied Materials, Inc. + ...........         3,000              160,875
Ascend Communications, Inc. + .......         1,200              115,950
AVT Corp. + .........................         3,100               84,281
Burr-Brown Corp. + ..................         7,700              204,050
Cree Research, Inc. + ...............         1,900               79,800
CTS Corp. ...........................         4,100              218,838
DSP Communications, Inc. ............           500               13,625
Esterline Technologies Corp. + ......         4,600               64,975
Flextronics International Ltd. + ....         1,700               79,369
General Instrument Corp. + ..........         1,000               36,500
Intel Corp. .........................        28,000            1,713,250
L-3 Communications Holdings, Inc. + .         1,700               82,981
Lucent Technologies, Inc. ...........        21,000            1,262,625
Micron Technology, Inc. + ...........         1,100               40,838
Motorola, Inc. ......................         3,900              312,487
Nortel Networks Corp. ...............         3,100              211,381
Plantronics, Inc. + .................           600               40,500
Plexus Corp. + ......................         1,600               53,400


                                      See Notes to Portfolio of Investments.  17

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                        ------------        ------------

SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Solectron Corp. + ...................         2,000         $     97,000
Tellabs, Inc. + .....................         1,600              175,300
Terayon Communication Systems, Inc. +         4,600              185,725
Texas Instruments, Inc. .............         2,500              255,312
                                                            ------------
                                                               5,489,062
                                                            ------------
SPECIALTY CHEMICALS ( 0.3% )
Air Products and Chemicals, Inc. ....         1,300               61,100
ChiRex Inc. + .......................         2,600               67,600
Engelhard Corp. .....................           700               13,431
Geon Co. (The) ......................         5,400              165,375
Grace (W.R.) & Co. + ................           500                7,969
Morton International, Inc. ..........           800               32,300
Praxair, Inc. .......................           900               46,575
Sigma-Aldrich Corp. .................           700               22,750
                                                            ------------
                                                                 417,100
                                                            ------------
STEEL ( 0.1% )
Bethlehem Steel Corp. + .............        12,100              110,413
Nucor Corp. .........................           300               17,606
USX-US Steel Group, Inc. ............           300                9,075
Worthington Industries ..............           300                4,144
                                                            ------------
                                                                 141,238
                                                            ------------
SURFACE TRANSPORT ( 0.3% )
Burlington Northern Santa Fe Corp. ..         2,800              102,550
CSX Corp. ...........................           500               24,625
Knightsbridge Tankers Ltd. ..........         7,800              146,737
Laidlaw, Inc. .......................         2,100               13,256
Norfolk Southern Corp. ..............         2,200               71,913
Union Pacific Corp. .................         1,300               78,000
                                                            ------------
                                                                 437,081
                                                            ------------
TEXTILES AND APPAREL ( 0.2% )
Liz Claiborne, Inc. .................           500               16,531
Nike, Inc. ..........................         1,500               93,281
Oshkosh B'Gosh, Inc. ................           200                3,963
Stride Rite Corp. ...................        11,000              128,562
VF Corp. ............................           700               36,050
                                                            ------------
                                                                 278,387
                                                            ------------
TOTAL COMMON STOCKS (COST $54,305,445)                        76,954,209
                                                            ------------
PREFERRED STOCKS ( 0.6% )
California Federal Preferred Capital
 Corp. (Banks and Thrifts) ..........        12,000              322,125
Global Crossing Holdings Ltd.
 (Other Telecommunications) + .......         4,000              462,000
                                                            ------------
TOTAL PREFERRED STOCKS (COST
 $700,000)                                                       784,125
                                                            ------------
                                         PRINCIPAL
                                          AMOUNT
                                        ------------
LONG-TERM BONDS AND NOTES ( 38.7% )
CORPORATE BONDS ( 20.0% )
Abitibi-Consolidated
 Inc.,6.95%,04/01/08.................   $   650,000              638,937
ABN-Amro Bank NV,7.00%,04/01/08 .....       815,000              842,091




                                         PRINCIPAL              MARKET
                                          AMOUNT                 VALUE
                                        ------------        ------------
CORPORATE BONDS (CONTINUED)
Allied Waste North
 America,7.38%,01/01/04..............    $  600,000         $    586,500
American General Finance Corp.,
 8.45%,10/15/09 * ...................     1,000,000            1,154,820
BankAmerica Corp.,7.88%,12/01/02 ....       250,000              266,135
BCH Cayman Islands
 Ltd.,7.70%,07/15/06.................       900,000              948,060
Capital One Bank,6.57%,01/27/03 .....       650,000              654,738
Celulosa Arauco
 Constitution,6.95%,09/15/05.........       600,000              573,221
Chemical Master Credit Card Trust,
 7.09%,02/15/09 .....................       660,000              694,855
Chrysler Financial
 Corp.,5.25%,10/19/00................       400,000              398,304
Comcast Cellular Holdings, Inc.,
 9.50%,05/01/07 .....................     1,000,000            1,142,500
Commercial Mortgage Acceptance Corp.,
 5.80%,03/15/06 .....................       433,928              425,673
Conoco Inc.,5.90%,04/15/04 ..........       340,000              338,300
CSX Corp.,7.45%,05/01/07 ............       755,000              797,937
ERAC USA Finance Co.,6.95%,03/01/04
 ++..................................       600,000              598,362
Exide Corp.,10.00%,04/15/05 ++ ......       525,000              527,625
Federal Mogul Co.,7.50%,07/01/04 ....       850,000              850,731
First Empire Capital Trust
 II,8.28%,06/01/27...................       500,000              516,150
Flag Ltd.,8.25%,01/30/08 ............       375,000              372,187
Ford Motor Credit
 Corp.,6.63%,10/01/28................     1,130,000            1,084,698
Fred Meyer, Inc.,7.38%,03/01/05 .....       700,000              726,348
Garden State
 Newspapers,8.63%,07/01/11 ++ .......       200,000              203,000
Globo Communicacoes,10.63%,12/05/08
 ++..................................       400,000              320,000
Guidant Corp.,6.15%,02/15/06 ........       800,000              779,488
Household Finance
 Corp.,5.88%,09/25/04................       850,000              838,091
HSBC America,7.81%,12/15/26 ++ ......       750,000              696,540
IMC Global, Inc.,7.63%,11/01/05 .....       700,000              729,967
Integrated Electric Services Inc.,
 9.38%,02/01/09 ++ ..................       200,000              203,000
Isle of Capri Casinos,8.75%,04/15/09
 ++..................................       250,000              248,125
Kaman Corp.,6.00%,03/15/12 ..........       424,000              419,760
Korean Development
 Bank,7.90%,02/01/02.................       325,000              327,597
MBIA, Inc.,6.63%,10/01/28 ...........       550,000              519,167
Merrill Lynch & Co.,
 Inc.,5.75%,11/04/02.................       650,000              646,951
Mohegan Tribal Gaming,8.13%,01/01/06        100,000              102,000
Norwest Financial,
 Inc.,5.38%,09/30/03.................       300,000              293,427
Petroliam Nasional
 Berhd,7.75%,08/15/15................       325,000              298,838
Raytheon Co.,6.75%,08/15/07 .........     1,000,000            1,026,600
Republic of Brazil,11.63%,04/15/04 #        350,000              338,625
Republic of
 Philippines,9.88%,01/15/19..........       600,000              616,602
Riggs Capital Trust,8.63%,12/31/26 ++       300,000              292,137
Rite Aid Corp.,6.00%,10/01/03 .......       850,000              827,220
Rogers Cantel, Inc.,9.38%,06/01/08 ..       400,000              440,000
Scotts Co. (The),8.63%,01/15/09 .....       200,000              207,000
Tenet Healthcare Corp.,7.88%,01/15/03       300,000              296,727
Tenet Healthcare Corp.,8.00%,01/15/05       200,000              200,500
TV Guide Inc.,8.13%,03/01/09 ........       300,000              306,000
Tyco International Group
 SA,6.38%,06/15/05...................       650,000              654,970
USA Waste Management, Inc.,
 6.13%,07/15/01 .....................       880,000              881,452


18  See Notes to Portfolio of Investments.

================================================================================

                                         PRINCIPAL              MARKET
                                          AMOUNT                 VALUE
                                        ------------        ------------

CORPORATE BONDS (CONTINUED)
WorldCom, Inc.,8.88%,01/15/06 .......    $  258,000         $    277,154
                                                            ------------
TOTAL CORPORATE BONDS                                         27,129,110
                                                            ------------
FOREIGN AND SUPRANATIONALS ( 1.8% )
African Development
 Bank,8.80%,09/01/19.................     1,000,000            1,244,310
Argent-Global Bond (Republic of
 Argentina,
 11.38%,01/30/17 ....................       400,000              400,000
Banco de Galicia,10.00%,12/15/00 ++ .       350,000              358,750
United Mexican States Government,
 11.38%,09/15/16 ....................       400,000              459,000
                                                            ------------
TOTAL FOREIGN AND SUPRANATIONALS                               2,462,060
                                                            ------------
FOREIGN OBLIGATIONS ( 0.6% )
Columbia (Republic
 of),10.88%,03/09/04.................       400,000              422,000
Panama (Republic of),9.38%,04/01/29 .       350,000              355,250
                                                            ------------
TOTAL FOREIGN OBLIGATIONS                                        777,250
                                                            ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES ( 1.0% )
CS First Boston Mortgage Corp.,
 6.48%,05/17/08 .....................       500,000              494,531
DLJ Mortgage Acceptance Corp.,
 8.10%,06/18/04 .....................       350,000              330,313
Merrill Lynch Mortgage Investors,
 Inc.,
 7.71%,06/15/21 .....................       521,640              524,021
                                                            ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES                    1,348,865
                                                            ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ( 15.1% )
Federal National Mortgage
 Association,
 6.00%,11/01/23 - 01/01/29 ..........     4,488,932            4,355,881
Federal National Mortgage
 Association,
 6.50%,11/01/28 - 12/01/28 ..........     3,907,993            3,884,453
Federal National Mortgage
 Association,
 9.50%,10/01/16 .....................       668,069              713,772
GMAC Commercial Mortgage,
 6.87%,08/15/07 .....................       500,000              515,357
Government National Mortgage
 Association,
 6.50%,05/15/28 - 10/20/28 ..........     2,467,779            2,447,289
Government National Mortgage
 Association,
 7.00%,12/15/28 .....................     1,998,203            2,027,536
Government National Mortgage
 Association,
 7.50%,12/15/23 .....................     2,047,576            2,113,976
Government National Mortgage
 Association,
 8.00%,12/15/23 - 07/15/24 ..........     4,212,202            4,397,037
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES       20,455,301
                                                            ------------
U.S. GOVERNMENT OBLIGATIONS ( 0.2% )
U.S. Treasury Note,5.75%,10/31/00 ...       325,000              328,198
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $52,188,424)            52,500,784
                                                            ------------
SHORT-TERM INVESTMENTS ( 3.3% )
Federal Home Loan Bank,4.80%,05/03/99     2,464,000            2,464,000
U.S. Treasury Bill,4.47%,08/19/99 @ .       100,000               98,659

                                         PRINCIPAL              MARKET
                                          AMOUNT                 VALUE
                                        ------------        ------------

SHORT-TERM INVESTMENTS (CONTINUED)
VF Corp.,4.95%,05/03/99 ++ ..........    $2,000,000         $  2,000,000
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,562,659)                 4,562,659
                                                            ------------
TOTAL INVESTMENTS (COST $111,756,528)(A)                     134,801,777
OTHER ASSETS LESS LIABILITIES                                    894,453
                                                            ------------
TOTAL NET ASSETS                                            $135,696,230
                                                            ============


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $112,631,682. Unrealized gains and losses, based on identified tax cost at April 30, 1999, are as follows:

Unrealized gains .........................   $24,474,322

Unrealized losses ........................    (2,304,227)
                                             -----------
   Net unrealized gain ...................   $22,170,095
                                             ===========

Information concerning open futures contracts at April 30, 1999 is shown below:

                          No. of       Initial     Expiration      Unrealized
                        Contracts       Value         Date         Gain/(Loss)
                        ---------      -------     ----------      -----------
  Long Contracts
--------------------

Russell 2000 Index
Futures .............      7         $ 1,411,597     Jun 99         $ 104,015
                                     ===========                    =========

* Segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 1999.
+ Non-income producing security.
++Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1999.




                                          See Notes to Financial Statements.  19

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)

Information concerning restricted securities at April 30, 1999 is shown below:

                                           ACQUISITION
                                               DATE                COST
                                        ------------------  -------------------
Banco de Galicia .....................        11/25/98          $  350,000
ERAC USA Finance Co. .................        01/29/99             626,589
                                           08/22/95 -
Exide Corp. ..........................        09/28/95             542,224
Garden State Newspapers ..............        03/10/99             198,105
Globo Communicacoes ..................        05/06/98             401,109
HSBC America .........................        12/10/96             733,089
Integrated Electric Services Inc. ....        01/25/99             198,425
Isle of Capri Casinos ................        04/20/99             250,000
Riggs Capital Trust ..................        12/10/96             300,000
VF Corp. .............................        04/27/99           2,000,000
                                                                ----------
                                                                $5,599,541
                                                                ==========

The market value of the total restricted securities above represent 4.01% of the total net assets.

Category percentages are based on net assets.


20  See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
GROWTH AND INCOME
================================================================================

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       ------------
COMMON STOCKS ( 94.3% )
UNITED STATES ( 89.9% )
AIR TRANSPORT ( 0.8% )
Airborne Freight Corp. ..............          5,600        $    179,200
Alaska Air Group, Inc. + ............          1,800              79,313
America West Holdings Corp. + .......         40,300             841,262
Continental Airlines, Inc. + ........          2,000              86,375
Delta Air Lines, Inc. ...............         63,300           4,015,594
UAL Corp. + .........................          4,500             363,375
                                                            ------------
                                                               5,565,119
                                                            ------------
AUTO PARTS AND HARDWARE ( 1.0% )
Black & Decker Corp. ................         87,700           4,976,975
Cooper Tire & Rubber Co. ............         79,400           1,741,837
                                                            ------------
                                                               6,718,812
                                                            ------------
AUTOMOTIVE ( 1.8% )
Dura Automotive Systems, Inc. + .....          4,100             117,363
General Motors Corp. ................        127,900          11,375,106
                                                            ------------
                                                              11,492,469
                                                            ------------
BANKS AND THRIFTS ( 5.4% )
Bank One Corp. ......................          7,452             439,668
Bank United Corp. ...................          3,500             141,313
Chase Manhattan Corp. ...............        130,700          10,815,425
Dime Bancorp, Inc. ..................         13,400             309,037
Fifth Third Bancorp .................         38,100           2,731,294
Fleet Financial Group,  Inc. ........         21,500             925,844
Golden State Bancorp, Inc. ..........         36,200             889,162
Golden West Financial Corp. .........         81,400           8,150,175
GreenPoint Financial Corp. ..........          9,800             343,000
J.P. Morgan & Co. ...................         67,000           9,028,250
Prime Bancshares, Inc. ..............          3,300              52,388
Republic New York Corp. .............         10,700             628,625
Telebanc Financial Corp. + ..........          6,900             715,012
UnionBanCal Corp. ...................          7,200             245,700
Vermont Financial Services Corp. ....          4,400             135,575
                                                            ------------
                                                              35,550,468
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS ( 3.6% )
Alpharma, Inc. ++ ...................         28,200             831,900
Amgen, Inc. + .......................        117,000           7,188,187
Bio-Rad Labs, Inc. + ................         45,800           1,282,400
Biogen, Inc. + ......................          3,300             313,706
Datascope Corp. + ...................         29,200             830,375
Genentech, Inc. + ...................          3,500             296,188
Guidant Corp. .......................         49,200           2,641,425
Hanger Orthopedic Group, Inc. + .....         49,400             722,475
Mallinckrodt Inc. ...................         59,800           2,096,737
MedImmune, Inc. + ...................          9,400             518,175
OEC Medical Systems, Inc. + .........         28,000             663,250
Osteotech, Inc. + ...................         40,350           1,457,644
Thermo BioAnalysis Corp. + ..........         89,400           1,519,800
VISX, Inc. + ........................         25,200           3,244,500
                                                            ------------
                                                              23,606,762
                                                            ------------

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       ------------
UNITED STATES (CONTINUED)
CHEMICALS ( 0.5% )
Dow Chemical Co. ....................         25,600        $  3,358,400
                                                            ------------
COMMERCIAL SERVICES ( 1.3% )
Deluxe Corp. ........................        171,600           5,941,650
Engineering Animation, Inc. + .......         10,350             153,956
Galileo International, Inc. .........          2,600             127,400
Modis Professional Services + .......         40,200             464,813
Valassis Communications, Inc. + .....         13,700             767,200
World Color Press, Inc. + ...........         34,700             887,019
                                                           -------------
                                                               8,342,038
                                                           -------------
COMPUTERS ( 4.7% )
Apple Computer, Inc. + ..............        222,500          10,235,000
Hewlett Packard Co. .................        156,900          12,375,487
International Business Machines Corp.         26,900           5,627,144
Micron Electronics, Inc. + ..........          7,000              71,312
NCR Corp. + .........................          9,200             377,200
Unisys Corp. + ......................         72,500           2,279,219
                                                           -------------
                                                              30,965,362
                                                           -------------
CONGLOMERATE AND AEROSPACE ( 2.5% )
Boeing Co. ..........................         67,700           2,750,312
Cordant Technologies, Inc. ..........         15,100             696,488
Goodrich (B. F.) Co. ................        174,500           6,936,375
Gulfstream Aerospace Corp. + ........          9,400             458,250
Loews Corp. .........................         67,800           4,962,112
United Technologies Corp. ...........          2,600             376,675
                                                           -------------
                                                              16,180,212
                                                           -------------
CONSUMER FINANCE ( 2.0% )
CompuCredit Corp. + .................          8,400             134,400
Countrywide Credit Industries, Inc. .        193,100           8,749,843
Crescent Operating, Inc. + ..........          1,300               5,119
Federal Home Loan Mortgage Corp. ....         70,300           4,411,325
                                                           -------------
                                                              13,300,687
                                                           -------------
CONSUMER PRODUCTS ( 2.0% )
Church & Dwight Co., Inc. ...........          1,700              72,781
Dial Corp. ..........................          9,200             312,800
Procter & Gamble Co. ................        133,200          12,495,825
                                                           -------------
                                                              12,881,406
                                                           -------------
CONSUMER SERVICES ( 2.7% )
Advantage Learning Systems, Inc. + ..          4,600             121,325
Darden Restaurants, Inc. ............        254,700           5,682,994
Extended Stay America, Inc. + .......        147,700           1,550,850
Lakes Gaming, Inc. + ................         24,075             231,722
National R.V. Holdings, Inc. + ......         67,500           1,746,562
Park Place Entertainment Corp. + ....         69,900             755,794
Sotheby's Holdings, Inc. ............          8,400             358,050
Tricon Global Restaurants, Inc. + ...        117,800           7,583,375
                                                           -------------
                                                              18,030,672
                                                           -------------
CONSUMER SPECIALTIES ( 0.5% )
Brunswick Corp. .....................         82,900           1,989,600
Hasbro, Inc. ........................         10,050             342,956


                                      See Notes to Portfolio of Investments.  21

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
================================================================================

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       -------------
UNITED STATES (CONTINUED)
CONSUMER SPECIALTIES (CONTINUED)
THQ, Inc. + .........................         46,900        $  1,231,125
                                                            ------------
                                                               3,563,681
                                                            ------------
DATA AND IMAGING SERVICES ( 7.7% )
Adobe Systems, Inc. .................        101,400           6,426,225
America Online, Inc. ................         48,200           6,880,550
Avant! Corp. + ......................          3,700              49,950
BMC Software, Inc. + ................         69,600           2,997,150
Computer Associates International,
 Inc.................................        199,200           8,503,350
Computer Horizons Corp. + ...........          1,200              16,950
Compuware Corp. + ...................         13,400             326,625
eBay Inc. + .........................          2,400             499,500
Electronics for Imaging, Inc. + .....          3,800             179,788
Extreme Networks, Inc. + ............            400              22,175
Genesys Telecommunications
 Laboratories, Inc. + ...............         31,100             555,912
Intuit Inc. + .......................          8,600             740,675
Mercury Interactive Corp. + .........          7,000             197,313
Microsoft Corp. + ...................        194,500          15,815,281
Mindspring Enterprises, Inc. + ......          1,100             106,631
Oracle Corp. + ......................        125,700           3,401,756
Progress Software Corp. + ...........         21,400             486,850
Quantum Corp. + .....................         13,800             246,675
Seagate Technology, Inc. + ..........        108,900           3,035,587
Symantec Corp. + ....................         12,300             244,463
WorldGate Communications, Inc. + ....          3,000              85,500
Xircom, Inc. + ......................          3,400              76,500
                                                            ------------
                                                              50,895,406
                                                            ------------
DISCRETIONARY RETAIL ( 7.1% )
Abercrombie & Fitch Co. + ...........          7,400             703,925
American Eagle Outfitters, Inc. + ...         22,900           1,711,775
Best Buy Co., Inc. + ................          4,900             233,975
CDW Computer Centers, Inc. + ........          3,300             295,350
CompUSA, Inc. + .....................          8,900              62,300
Costco Companies, Inc. + ............         32,500           2,630,469
CSK Auto Corp. + ....................         11,000             275,000
Dayton Hudson Co. ...................         24,600           1,655,887
Federated Department Stores, Inc. + .        125,200           5,845,275
Footstar, Inc. + ....................          6,300             213,019
Gap, Inc. ...........................        126,900           8,446,781
Global DirectMail Corp. + ...........         10,300             157,075
Hollywood Entertainment Corp. + .....         19,600             483,875
Kmart Corp. + .......................         18,900             281,138
Kohl's Corp. + ......................         11,100             737,456
Linens 'n Things, Inc. + ............          5,600             256,200
Lowe's Co., Inc. ....................        193,500          10,207,125
Musicland Stores Corp. + ............        111,500           1,212,562
Tandy Corp. .........................         16,500           1,195,219
TJX Companies, Inc. .................        282,000           9,394,125
Tuesday Morning Corp. + .............          6,300             122,850


                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       -------------
UNITED STATES (CONTINUED)
DISCRETIONARY RETAIL (CONTINUED)
Zale Corp. + ........................         13,400        $    506,688
                                                            ------------
                                                              46,628,069
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES ( 3.0% )
Citigroup Inc. ......................        103,201           7,765,875
Providian Financial Corp. ...........         93,600          12,080,250
                                                            ------------
                                                              19,846,125
                                                            ------------
DRUGS ( 5.1% )
Abbott Laboratories .................        168,300           8,152,031
Bristol-Myers Squibb Co. ............         63,300           4,023,506
Johnson & Johnson ...................         79,000           7,702,500
Merck & Co., Inc. ...................         83,600           5,872,900
Pfizer, Inc. ........................         58,700           6,754,169
Roberts Pharmaceutical Corp. + ......         63,700           1,082,900
                                                            ------------
                                                              33,588,006
                                                            ------------
ELECTRIC UTILITIES ( 1.0% )
Allegheny Energy, Inc. ..............          4,600             156,688
Black Hills Corp. ...................          8,000             181,000
Cleco Corp. .........................          6,300             194,513
DTE Energy Co. ......................         20,700             844,819
Florida Progress Corp. ..............          9,800             377,300
Minnesota Power, Inc. ...............          9,200             193,775
Niagara Mohawk Holdings Inc. + ......        301,500           4,032,562
OGE Energy Corp. ....................         13,500             319,781
SIGCORP, Inc. .......................         12,600             363,037
                                                            ------------
                                                               6,663,475
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.1% )
SCI Systems, Inc. + .................          2,255              85,831
Waters Corp. + ......................          7,000             735,875
                                                            ------------
                                                                 821,706
                                                            ------------
ELECTRONIC MEDIA ( 0.9% )
Capstar Broadcasting Corp. + ........         18,500             490,250
CBS Corp. + .........................         12,800             583,200
Entercom Communications Corp. + .....          8,200             304,425
Infinity Broadcasting Corp. + .......          7,200             199,350
International Speedway Corp. ........         30,900           1,591,350
Jacor Communications, Inc. + ........         10,000             802,500
USA Networks, Inc. + ................          8,400             313,950
Viacom, Inc. + ......................         32,400           1,324,350
Young Broadcasting Corp. + ..........          6,200             262,725
                                                            ------------
                                                               5,872,100
                                                            ------------
FOOD AND BEVERAGE ( 0.2% )
Aurora Foods, Inc. + ................         23,700             352,538
Delta & Pine Land Co. ...............          6,600             224,400
IBP, Inc. ...........................         29,300             593,325
M & F Worldwide Corp. + .............         28,100             228,313
Quaker Oats Co. .....................          1,300              83,931
Suiza Foods Corp. + .................          2,100              78,881
                                                            ------------
                                                               1,561,388
                                                            ------------
FOOD AND DRUG RETAIL ( 3.2% )
Casey's General Stores, Inc. ........         49,100             650,575


22  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       -------------
UNITED STATES (CONTINUED)
FOOD AND DRUG RETAIL (CONTINUED)
CVS Corp. ...........................         75,700        $  3,605,212
Duane Reade, Inc. + .................          2,700              72,394
Longs Drug Stores, Inc. .............         54,500           1,873,438
Safeway, Inc. + .....................        150,000           8,090,625
SUPERVALU, Inc. .....................        315,200           6,579,800
                                                            ------------
                                                              20,872,044
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 1.6% )
Ball Corp. ..........................         23,500           1,291,031
Boise Cascade Corp. .................         83,800           3,372,950
Georgia-Pacific Corp. ...............         24,300           2,247,750
Georgia-Pacific Corp. ...............         21,800             561,350
Lafarge Corp. .......................         11,100             375,319
Lone Star Industries, Inc. ..........         29,100           1,038,506
Masco Corp. .........................         15,800             464,125
Owens Corning .......................         16,500             587,812
Southdown, Inc. .....................          6,200             397,188
USG Corp. ...........................          6,200             361,925
Willamette Industries, Inc. .........          2,900             135,575
                                                            ------------
                                                              10,833,531
                                                            ------------
GAS UTILITIES ( 1.3% )
Columbia Energy Group ...............         36,700           1,763,894
Eastern Enterprises .................         34,300           1,232,656
Energen Corp. .......................         86,600           1,493,850
Enron Corp. .........................          8,000             602,000
KN Energy, Inc. .....................         12,600             259,875
Sempra Energy .......................        138,199           2,867,629
Southwest Gas Corp. .................         10,100             288,481
                                                            ------------
                                                               8,508,385
                                                            ------------
HEALTH SERVICES ( 1.0% )
Lincare Holdings Inc. + .............         20,600             610,275
MEDE AMERICA Corp. + ................            500              13,000
PacifiCare Health Systems, Inc. + ...          5,300             422,841
United Healthcare Corp. .............         97,600           5,477,800
                                                            ------------
                                                               6,523,916
                                                            ------------
HOUSING AND FURNISHINGS ( 2.1% )
Centex Corp. ........................        147,000           5,374,687
Kaufman & Broad Home Corp. ..........        119,000           2,893,188
Lennar Corp. ........................         15,700             379,744
Pulte Corp. .........................        167,400           3,787,425
Ryland Group, Inc. ..................         49,700           1,304,625
                                                            ------------
                                                              13,739,669
                                                            ------------
INDUSTRIAL SERVICES ( 0.0% )
Reckson Service Industries, Inc. + ..          1,812              22,197
                                                            ------------
INSURANCE ( 3.3% )
Allstate Corp. (The) ................        216,400           7,871,550
Conseco, Inc. .......................         54,000           1,704,375
Guarantee Life Companies, Inc. ......         15,000             300,000
Hartford Life, Inc. .................          9,800             512,663
LandAmerica Financial Group, Inc. ...          4,500             126,000
Lincoln National Corp. ..............         86,400           8,299,800

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       -------------
UNITED STATES (CONTINUED)
INSURANCE (CONTINUED)
MGIC Investment Corp. ...............         57,000        $  2,768,062
Nationwide Financial Services, Inc. .          4,800             222,600
                                                            ------------
                                                              21,805,050
                                                            ------------
INVESTMENT SERVICES ( 1.6% )
Investors Financial Services Corp. ..          2,000              72,750
Lehman Brothers Holdings Inc. .......         45,600           2,533,650
Morgan Stanley Dean Witter & Co. ....         79,980           7,933,016
                                                            ------------
                                                              10,539,416
                                                            ------------
MAJOR TELECOMMUNICATIONS ( 5.1% )
ALLTEL Corp. ........................         86,000           5,799,625
Bell Atlantic Corp. .................        126,000           7,260,750
BellSouth Corp. .....................        221,600           9,916,600
Century Telephone Enterprises, Inc. .          5,525             222,381
Sprint Corp. ........................        102,600          10,522,913
                                                            ------------
                                                              33,722,269
                                                            ------------
OIL ( 1.0% )
Ashland Oil, Inc. ...................        103,600           4,377,100
Sunoco Inc. .........................         21,400             765,050
Tesoro Petroleum Corp. + ............         98,600           1,115,413
Union Pacific Resources Group Inc. ..         16,000             224,000
                                                            ------------
                                                               6,481,563
                                                            ------------
OIL SERVICES ( 1.0% )
Atwood Oceanics, Inc. + .............          1,800              62,775
BJ Services Co. + ...................         17,600             470,800
Cal Dive International, Inc. + ......         12,000             384,000
Global Marine Inc. + ................         23,700             352,538
Helmerich & Payne, Inc. .............        134,900           3,473,675
McDermott International, Inc. .......          7,000             203,000
Pride International, Inc. + .........         85,100             994,606
Santa Fe International Corp. ........          5,200             111,800
SEACOR SMIT Holdings + ..............          3,600             190,575
Transocean Offshore Inc. ............          9,900             293,906
                                                            ------------
                                                               6,537,675
                                                            ------------
OTHER TELECOMMUNICATIONS ( 0.2% )
Aerial Communications, Inc. + .......         16,100             128,800
Allegiance Telecom, Inc. + ..........          4,200             193,200
Global TeleSystems Group,  Inc. + ...          3,000             198,375
Rhythms NetConnections Inc. + .......          3,000             247,500
Teligent, Inc. + ....................          8,600             467,625
                                                            ------------
                                                               1,235,500
                                                            ------------
PRINT MEDIA ( 2.1% )
Factset Research Systems, Inc. + ....         10,500             489,563
Knight-Ridder, Inc. .................        154,300           8,303,269
McClatchy  Newspapers, Inc. .........         20,725             743,509
Meredith Corp. ......................          1,900              69,706
New York Times Co. ..................        117,000           4,036,500
                                                            ------------
                                                              13,642,547
                                                            ------------
PRODUCER GOODS ( 3.8% )
C & D Technologies, Inc. ............         16,900             436,231
Corning, Inc. .......................          1,687              96,581


                                      See Notes to Portfolio of Investments.  23

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
================================================================================

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       -------------

UNITED STATES (CONTINUED)
PRODUCER GOODS (CONTINUED)
Hanover Compressor Co. + ............         15,000        $    430,312
Ingersoll-Rand Co. ..................        135,500           9,374,906
Johnstown America Industries, Inc. +          17,200             313,900
Milacron, Inc. ......................          6,600             151,800
SLI, Inc. + .........................         15,000             411,563
Special Metals Corp. + ..............          6,600              36,713
Tower Automotive, Inc. + ............          6,500             149,500
Tyco International Ltd. .............        159,494          12,958,860
Varlen Corp. ........................         18,750             525,000
                                                            ------------
                                                              24,885,366
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS ( 3.5% )
AMB Property Corp. ..................          1,700              37,400
American Health Properties, Inc. ....          5,500             108,969
Archstone Communities Trust .........         22,900             519,544
Arden Realty Group, Inc. ............         12,600             315,000
Avalon Bay Communities, Inc. ........          6,191             216,685
Beacon Capital + + ..................         26,000             393,250
Bedford Property Investors, Inc. ....          3,000              51,563
Boston Properties, Inc. .............          5,100             185,194
Boykin Lodging Co. ..................          5,800              88,813
Brandywine Realty Trust .............         22,200             419,025
Cabot Industrial Trust ..............          4,100              83,538
Camden Property Trust ...............         17,877             482,679
Captec Net Lease Realty, Inc. .......          7,900             103,441
Carramerica Realty Corp. ............          7,900             195,525
CBL & Associates Properties, Inc. ...         28,800             707,400
Colonial Properties Trust ...........         14,500             396,937
Cornerstone Properties, Inc. ........         14,300             233,269
Cousins Properties, Inc. ............          3,400             118,150
Crescent Real Estate Equities, Inc. .         27,600             617,550
Criimi Mae, Inc. ....................         20,100              46,481
Crown America Realty Trust ..........         12,000              87,000
Duke Realty Investments, Inc. .......         24,600             578,100
Eastgroup Properties, Inc. ..........          4,850              87,603
Equity Office Properties Trust ......         60,200           1,659,262
Equity One, Inc. ....................          5,600              50,750
Equity Residential Properties Trust .         27,849           1,288,016
Essex Property Trust, Inc. ..........          8,900             280,906
FelCor Lodging Trust Inc. ...........            200               4,788
First Industrial Realty Trust, Inc. .          8,300             223,063
Franchise Finance Corp. of America ..         13,900             322,306
Gables Residential Trust ............          6,900             164,306
General Growth Properties, Inc. .....         13,900             511,694
Glenborough Realty Trust, Inc. ......         22,200             381,562
Glimcher Realty Trust ...............          6,800             115,175
Golf Trust of America, Inc. .........          4,300              95,406
Health Care REIT, Inc. ..............         39,300             923,550
Healthcare Realty Trust, Inc. .......          9,855             214,962
Highwood Properties, Inc. ...........          9,200             236,900
Home Properties of New York, Inc. ...          2,900              75,038


                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       ------------
UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
HRPT Properties Trust ...............         43,100        $    630,337
Imperial Credit Commercial Mortgage
 Investment Corp. ...................          4,000              39,250
Kilroy Realty Corp. .................          7,800             183,788
Kimco Realty Corp. ..................         29,050           1,140,212
Koger Equity, Inc. ..................         10,700             157,156
Liberty Property Trust ..............         15,000             361,875
Manufactured Home Communities, Inc. .          7,000             177,188
Meditrust Companies Corp. ...........         11,400             141,788
MeriStar Hospitality Corp. ..........          4,002              92,046
National Health Investors, Inc. .....            800              20,100
OMEGA Healthcare Investors, Inc. ....         18,500             487,937
Parkway Properties, Inc. ............          5,600             162,400
Post Properties, Inc. ...............         29,100           1,153,087
Prentiss Properties Trust ...........         16,400             354,650
Prime Retail, Inc. ..................         17,000             146,625
Prison Realty Trust .................         12,200             237,900
ProLogis Trust ......................          6,800             142,800
PS Business Parks, Inc. .............         16,900             395,037
Public Storage, Inc. ................         28,204             786,186
Reckson Associates Realty Corp. .....         10,100             227,250
Regency Realty Corp. ................          6,300             136,238
RFS Hotel Investors, Inc. ...........          6,300              88,988
Shurgard Storage Centers, Inc. ......            700              18,856
Simon Property Group, Inc. ..........         23,100             662,681
SL Green Realty Corp. ...............          4,600              91,425
Spieker Properties, Inc. ............          3,200             125,600
Starwood Hotels & Resort Worldwide,
 Inc.................................         13,000             476,937
Sun Communities, Inc. ...............          5,850             204,750
Sunstone Hotel Investors, Inc. ......          4,100              37,669
Tanger Factory Outlet Centers, Inc. .          3,100              79,825
Tower Realty Trust, Inc. ............          1,900              38,950
United Dominion Realty Trust, Inc. ..          5,767              62,716
Urban Shopping Centers, Inc. ........          7,900             252,800
Vornado Realty Trust ................         16,200             631,800
Walden Residential Properties, Inc. .          3,500              66,938
Weeks Corp. .........................          5,600             173,950
                                                            ------------
                                                              22,808,535
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS ( 5.1% )
ADC Telecommunications, Inc. + ......          7,700             368,156
Altera Corp. + ......................          3,000             216,750
Comverse Technology, Inc. + .........          2,701             173,202
Intel Corp. .........................        291,800          17,854,512
L-3 Communications Holdings, Inc. + .          3,200             156,200
Lattice Semiconductor Corp. + .......         27,600           1,128,150
Level One Communications, Inc. + ....         11,800             606,225
Linear Technology Corp. .............          8,500             483,438
LSI Logic Corp. + ...................         25,900             880,600
Lucent Technologies, Inc. ...........        101,400           6,096,675
Tellabs, Inc. + .....................         39,000           4,272,937
Vitesse Semiconductor Corp. + .......         25,800           1,194,863


24  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       ------------
UNITED STATES (CONTINUED)
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Xilinx, Inc. + ......................          8,200        $    374,125
                                                            ------------
                                                              33,805,833
                                                            ------------
SPECIALTY CHEMICALS ( 0.1% )
Albemarle Corp. .....................         17,101             376,220
Solutia, Inc. .......................          7,800             190,125
                                                            ------------
                                                                 566,345
                                                            ------------
TEXTILES AND APPAREL ( 0.0% )
Gerber Childrenswear, Inc. + ........          3,600              27,900
                                                            ------------
TOBACCO ( 0.0% )
Schweitzer-Mauduit International,
 Inc.................................          1,000              16,563
                                                            ------------
TOTAL UNITED STATES (COST $489,570,747)                      592,006,667
                                                            ------------
FOREIGN COMMON STOCKS ( 4.4% )
AUSTRALIA ( 0.0% )
Telstra Corp. Ltd.
 (Other Telecommunications) + .......         44,500             241,840
                                                            ------------
BELGIUM ( 0.0% )
Delhaize-le Lion SA (Food and Drug
 Retail).............................          2,100             183,957
                                                            ------------
CANADA ( 0.1% )
BCE Inc. (Other Telecommunications) .             13                 594
Canadian National Railway Co.
 (Surface Transport) ................          7,000             441,972
                                                            ------------
TOTAL CANADA                                                     442,566
                                                            ------------
DENMARK ( 0.1% )
Carli Gry International A/S
 (Textiles and Apparel) .............         20,800             503,790
Tele Danmark A/S
 (Other Telecommunications) .........          2,200             227,247
                                                            ------------
TOTAL DENMARK                                                    731,037
                                                            ------------
FINLAND ( 0.1% )
Nokia Corp., ADR
 (Other Telecommunications) .........          6,200             459,963
Tieto Corp. (Data and Imaging
 Services)...........................          4,000             159,539
                                                           -------------
TOTAL FINLAND                                                    619,502
                                                           -------------
FRANCE ( 0.4% )
Accor SA (Consumer Services) ........            800             211,168
Axa (Insurance) .....................          1,300             168,066
Carrefour SA (Food and Drug Retail) .            300             238,040
Elf Aquitaine SA (Oil) ..............          2,400             373,246
Gemini Sogeti SA
 (Data and Imaging Services) ........          2,400             367,406
Groupe Danone (Food and Beverage) ...            700             187,364
Scor (Insurance) ....................          4,000             199,742
Societe Generale (Banks and Thrifts)           1,700             304,669


                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       ------------
FRANCE (CONTINUED)
STMicroelectronics
 (Semiconductors and Electronics) + .          2,400        $    250,354
Vivendi (Conglomerate and Aerospace)           2,200             514,610
                                                            ------------
TOTAL FRANCE                                                   2,814,665
                                                            ------------
GERMANY ( 0.3% )
Adidas-Salomon AG (Textiles and
 Apparel)............................          2,000             197,203
Bayericshe Hypo-und Vereinsb
 (Banks and Thrifts) + ..............          3,000             195,827
Buderus AG
 (Forest Products and Building
 Materials)..........................            500             169,801
DaimlerChrysler AG (Automotive) .....          2,432             240,442
Deutsche Pfandbrief & Hypothekenbank
 AG (Banks and Thrifts) .............          3,900             325,956
Douglas Holding AG (Discretionary
 Retail).............................          2,700             124,257
Fresenius Medical Care AG
 (Biotech and Medical Products) .....          3,000             161,867
Gehe AG (Health Services) ...........          5,400             248,513
Mannesmann AG (Producer Goods) ......          4,300             566,830
                                                            ------------
TOTAL GERMANY                                                  2,230,696
                                                            ------------
HONG KONG ( 0.0% )
VTech Holdings Ltd.
 (Electrical Machinery and
 Instruments)........................         68,000             232,501
                                                            ------------
IRELAND ( 0.2% )
Allied Irish Banks (Banks and
 Thrifts)............................         14,065             227,666
CRH Plc
 (Forest Products and Building
 Materials)..........................         26,328             519,474
Waterford Wedgewood
 (Housing and Furnishings) ..........        342,879             333,730
                                                            ------------
TOTAL IRELAND                                                  1,080,870
                                                            ------------
ITALY ( 0.2% )
Banca Commerciale Italiana
 (Banks and Thrifts) ................         12,100              99,722
Banca del Nazionale Lavoro
 (Banks and Thrifts) + ..............        107,600             367,690
Istituto Nazionale delle
 Assicurazioni (Insurance) + ........         58,500             154,726
Mediaset SpA (Electronic Media) .....         23,300             202,132
Telecom Italia SpA
 (Other Telecommunications) .........         44,000             468,758
                                                            ------------
TOTAL ITALY                                                    1,293,028
                                                            ------------
JAPAN ( 0.4% )
Asatsu-DK Inc. (Commercial Services)           5,000             125,456
Mizuno Corp. (Consumer Specialties) .         90,000             278,222
NTT Mobile Communication Network,
 Inc. (Other Telecommunications) + ..             60             351,862
Orix Corp. (Consumer Finance) .......          3,400             273,732
Seino Transportation Co. Ltd.
 (Surface Transport) ................         67,000             404,700
Shohkoh Fund & Co. (Consumer Finance)            800             469,149
SoftBank Corp.
 (Semiconductors and Electronics) ...          3,200             425,987
                                                            ------------
TOTAL JAPAN                                                    2,329,108
                                                            ------------

                                      See Notes to Portfolio of Investments.  25

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
================================================================================

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       -------------
MEXICO ( 0.0% )
Cemex SA de CV
 (Forest Products and Building
 Materials)..........................         20,000        $     92,857
                                                            ------------
NETHERLANDS ( 1.1% )
Akzo Nobel NV (Specialty Chemicals) .          4,200             189,956
ING Groep NV
 (Diversified Financial Services) ...          6,931             427,495
Koninklijke Ahold NV
 (Food and Drug Retail) .............          8,398             312,297
Nutreco Holding NV (Food and Drug
 Retail).............................          5,000             202,863
Royal Dutch Petroleum Co. (Oil) .....         90,200           5,293,612
TNT Post Group NV (Air Transport) ...          5,200             140,285
United Pan-Europe Communications NV
 (Other Telecommunications) + .......          4,900             253,756
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) ......................          7,200             291,741
                                                            ------------
TOTAL NETHERLANDS                                              7,112,005
                                                            ------------
NORWAY ( 0.2% )
Det Sondenfjelds-Norske
 Dampskibsselskab (Oil Services) + ..          5,116              42,379
Merkantildata ASA
 (Data and Imaging Services) ........         18,600             186,322
Ocean Rig ASA (Oil Services) + ......        871,200             309,924
Petroleum Geo-Services (Oil Services)
 +...................................         17,300             292,166
Tomra Systems ASA (Producer Goods) ..          3,000             119,438
                                                            ------------
TOTAL NORWAY                                                     950,229
                                                            ------------
SINGAPORE ( 0.0% )
United Overseas Bank Ltd.
 (Banks and Thrifts) ................         10,000              77,355
                                                            ------------
SPAIN ( 0.0% )
Telefonica de Espana
 (Major Telecommunications) .........          4,386             205,792
                                                            ------------
SWEDEN ( 0.2% )
Autoliv, Inc. (Automotive) ..........          7,000             243,847
Electrolux AB (Housing and
 Furnishings)........................          8,400             170,777
Industrial & Financial Systems
 (Data and Imaging Services) + ++ ...         24,125             193,608
Securitas AB (Commercial Services) ..         24,000             356,676
Skandinaviska Enskilda Banken
 (Banks and Thrifts) ................         13,800             180,478
Swisscom AG
 (Other Telecommunications) + .......          7,600             280,250
                                                            ------------
TOTAL SWEDEN                                                   1,425,636
                                                            ------------
SWITZERLAND ( 0.4% )
Adecco SA (Commercial Services) .....            500             252,553
Fischer (Georg) AG (Producer Goods) .            800             298,466
Novartis AG Registered Shares (Drugs)
 +...................................            265             388,679
Roche Holding AG (Drugs) ............             51             600,965
Swiss Common
 (Other Telecommunications) + .......          1,200             441,393
UBS AG (Banks and Thrifts) ..........            850             289,204
                                                            ------------
TOTAL SWITZERLAND                                              2,271,260
                                                            ------------

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------       ------------
UNITED KINGDOM ( 0.7% )
Bank of Scotland (Banks and Thrifts)          40,441        $    605,561
British Aerospace Plc
 (Conglomerate and Aerospace) .......         18,835             141,017
British Telecom Plc
 (Other Telecommunications) .........         10,085             169,523
Cable & Wireless Plc
 (Other Telecommunications) + .......          6,000              86,172
Dixons Group Plc (Discretionary
 Retail).............................         23,358             499,068
General Electric Co. Plc
 (Conglomerate and Aerospace) .......         22,600             239,617
Glaxo Wellcome Plc (Drugs) ..........          6,534             193,365
Granada Group Plc (Electronic Media)
 +...................................         22,145             473,507
Kingfisher Plc (Discretionary Retail)         19,058             285,373
National Westminster Bank Plc
 (Banks and Thrifts) ................         14,900             359,138
Provident Financial Plc (Consumer
 Finance)............................         12,100             202,030
SmithKline Beecham Plc (Drugs) ......         26,900             356,022
Vodafone Group Plc
 (Other Telecommunications) .........         22,509             414,968
WPP Group Plc (Commercial Services) .         46,100             407,499
                                                            ------------
TOTAL UNITED KINGDOM                                           4,432,860
                                                            ------------
TOTAL FOREIGN COMMON STOCKS (COST $23,017,990)                28,767,764
                                                            ------------
TOTAL COMMON STOCKS (COST $512,588,737)                      620,774,731
                                                            ------------
PREFERRED STOCKS ( 0.3% )
UNITED STATES ( 0.3% )
Case Corp. (Heavy Machinery) + ++ ...            800              64,341
Chancellor Media Corp.
 (Electronic Media) + ...............          1,400             214,733
Equity Residential Properties
 (Real Estate Investment Trusts) + ..          2,100              54,075
Ingersoll-Rand Co. (Producer Goods) +          4,200             136,237
International Paper Co. (Forest
 Products
 and Building Materials) + ++ .......            700              37,800
Kaufman & Broad Home Corp.
 (Housing and Furnishings) + ........         19,200             163,200
Lincoln National Corp. (Insurance) +           5,600             148,400
Merrill "Dg" (Strypes)
 (Discretionary Retail) + ...........          5,300             217,300
Merrill CBR (Investment Services) + .          2,100              90,300
Owens-Illinois, Inc.
 (Forest Products and Building
 Materials) + .......................          1,400              56,700
Salomon, Inc. (Investment Services) +          5,200             364,000
Tanger Factory Outlet Centers, Inc.
 (Real Estate Investment Trusts) + ..          4,200             100,537
Union Planters Co. (Banks and
 Thrifts) + .........................          1,400              75,950
                                                            ------------
TOTAL UNITED STATES                                            1,723,573
                                                            ------------


26  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF          MARKET
                                            SHARES             VALUE
                                          -----------      -------------
FOREIGN PREFERRED STOCKS ( 0.0% )
GERMANY ( 0.0% )
Hugo Boss AG (Textiles and Apparel) +            120       $     170,754
TOTAL FOREIGN                                                    170,754
                                                           -------------
TOTAL PREFERRED STOCKS (COST $1,778,962)                       1,894,327
                                                           -------------

                                         NUMBER OF
                                         CONTRACTS
                                       --------------
PUT OPTIONS PURCHASED ( 0.0% )
Russell 2000 Index, Strike $390,
 June 99.............................          5,000              22,188
Russell 2000 Index, Strike $400,
 June 99.............................         87,600             514,650
S&P Midcap 400 Index, Strike $375,
 June 99.............................          3,000              21,375
                                                           -------------
TOTAL PUT OPTIONS PURCHASED (COST $1,695,706)                    558,213
                                                           -------------
                                         PRINCIPAL
                                          AMOUNT
                                       --------------
LONG-TERM BONDS AND NOTES ( 1.2% )
CORPORATE BONDS ( 1.2% )
Agnico-Eagle Mines
 Ltd.,3.50%,01/27/04.................   $    100,000              64,000
Alza Corp.,5.00%,05/01/06 ...........         70,000              76,563
American Express Credit Corp.,
 1.13%,02/19/03 .....................        180,000             222,750
Automatic Data Processing, Inc.,
 Zero Coupon,02/20/12 ...............         30,000              35,363
Baker Hughes, Inc.,Zero
 Coupon,05/05/08.....................        175,000             126,219
Brightpoint Convertible,
 Zero Coupon,03/11/18 ...............        245,000              55,125
Checkpoint Systems,
 Inc.,5.25%,11/01/05.................         88,000              67,760
Comcast Corp.,Zero Coupon,05/15/59 ..        530,000             390,212
Comverse Technology, Inc.,
 5.75%,10/01/06 ++ ..................        400,000             854,000
Continental Airlines,
 Inc.,6.75%,04/15/06 ++ .............        140,000             200,900
Credence Systems Corp.,5.25%,09/15/02
 ++..................................        300,000             250,500
Einstein/Noah Bagel
 Corp.,7.25%,06/01/04................        370,000             214,994
EMC  Corp.,3.25%,03/15/02 ++ ........        340,000           1,597,364
Fremont General Corp.,
 Zero Coupon,10/12/13 ...............        370,000             288,600
Hewlett Packard Co.,
 Zero Coupon,10/14/17 ++ ............        630,000             365,400
Home Depot, Inc.,3.25%,10/01/01 .....        140,000             360,500
Homebase, Inc.,5.25%,11/01/04 .......        210,000             157,763
Integrated Health Services, Inc.,
 5.75%,01/01/01 .....................        105,000              67,463
Kerr-McGee Corp.,7.50%,05/15/14 .....         50,000              50,000
Marriott International, Inc.,
 Zero Coupon,03/25/11 ++ ............        270,000             214,988
NAC Re Corp.,5.25%,12/15/02 ++ ......         70,000              72,800
National Semiconductor Corp.,
 6.50%,10/01/02 ++ ..................        350,000             295,312
Office Depot, Inc.,Zero
 Coupon,12/11/07.....................        275,000             262,281


                                           PRINCIPAL          MARKET
                                            AMOUNT             VALUE
                                          -----------       ------------
CORPORATE BONDS (CONTINUED)
Ogden Corp.,5.75%,10/20/02 ..........     $  70,0000        $     66,150
Ogden Corp.,6.00%,06/01/02 ..........         25,000              23,875
Pennzenergy Co.,4.90%,08/15/08 ......         39,000              42,023
Phycor, Inc.,4.50%,02/15/03 .........        105,000              59,981
Phymatrix Corp.,6.75%,06/15/03 ......        200,000              94,000
Pioneer Financial
 Services,6.50%,04/01/03.............        105,000             111,300
Roche Holdings,Zero Coupon,05/06/12
 ++..................................        875,000             453,906
Tel-Save Holding, Inc.,5.00%,12/15/04
 ++..................................        100,000              74,625
Thermo Instrument System,
 4.50%,10/15/03 ++ ..................         70,000              61,950
Tribune Co.,Zero Coupon,05/15/29 ....        290,000             428,112
U.S. Cellular Corp.,Zero
 Coupon,06/15/15.....................        175,000              79,406
Vantive Corp.,4.75%,09/01/02 ++ .....         70,000              51,100
Veterinary Centers of America, Inc.,
 5.25%,05/01/06 ++ ..................         35,000              25,550
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $6,200,376)              7,862,835
                                                            ------------
SHORT-TERM INVESTMENTS ( 4.1% )
Federal Home Loan Bank,4.80%,05/03/99     11,963,000          11,963,000
Sprint Capital Corp.,5.00%,05/12/99
 ++..................................     10,800,000          10,786,500
U.S. Treasury Bill,4.43%,08/19/99 @ .      4,200,000           4,143,678
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $26,893,682)               26,893,178
                                                            ------------
TOTAL INVESTMENTS (COST $549,157,463)(A)                     657,982,984
OTHER ASSETS LESS LIABILITIES                                    856,810
                                                            ------------
TOTAL NET ASSETS                                            $658,839,794
                                                            ============



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $553,869,998. Unrealized gains and losses, based on identified tax cost at April 30, 1999, are as follows:

Unrealized gains .........................   $124,788,986

Unrealized losses ........................    (20,676,000)
                                             ------------
   Net unrealized gain ...................   $104,112,986
                                             ============

Information concerning open futures contracts at April 30, 1999 is shown below:

                          No. of      Initial      Expiration      Unrealized
                        Contracts      Value          Date         Gain/(Loss)
                        ---------     -------      ----------      -----------
  Long Contracts
--------------------

DAX Index Futures .....      2      $    277,260      Jun 99        $  16,373

S&P 500 Index Future ..    160        52,749,411      Jun 99          710,589
                                    ------------                    ---------
                                    $ 53,026,671                    $ 726,962
                                    ============                    =========


                                      See Notes to Portfolio of Investments.  27

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)

                      NO. OF     INITIAL    EXPIRATION   UNREALIZED
                     CONTRACTS    VALUE        DATE      GAIN/(LOSS)
                     ---------  ----------  ----------  -------------
  SHORT CONTRACTS
-------------------
TOPIX Index Futures      7      $  (742,293)  Jun 99     $  (47,795)
                                ============             ===========

Information concerning options written at April 30, 1999 is shown below:

                          NO. OF      EXERCISE    EXPIRATION       MARKET
                         CONTRACTS     PRICE         DATE           VALUE
                        -----------  ----------  ------------  ----------------
     CALL OPTIONS
----------------------
Russell 2000 Index....        50       $390.00       Jun99        $  (236,250)
Russell 2000 Index....       876        400.00       Jun99         (3,394,500)
S&P Midcap 400 Index..        30        375.00       Jun99            (83,813)
                                                                  -----------
                                                                  $(3,714,563)
                                                                  ===========


+ Non-income producing security.
++Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1999.


Information concerning restricted securities at April 30, 1999 is shown below:

                                            ACQUISITION
                                               DATE                COST
                                           ---------------      ---------------
Beacon Capital ........................        03/17/98         $   520,000
Case Corp. ............................        05/16/95              61,800
Comverse Technology, Inc. .............        10/02/96             400,000
Continental Airlines, Inc. ............        03/26/96             148,047
Credence Systems Corp. ................        09/04/97             300,000
EMC Corp. .............................        03/06/97             340,000
Hewlett Packard Co. ...................        10/08/97             355,522
Industrial & Financial Systems ........        06/12/97             132,492
International Paper Co. ...............        07/13/95              35,000
                                              03/19/96-
Marriott International, Inc. ..........        05/22/96
                                                                    162,313
NAC Re Corp. ..........................        12/28/92              69,745
National Semiconductor Corp. ..........        09/22/95             350,000
Roche Holdings ........................        04/29/97             386,734
Sprint Capital Corp. ..................        04/12/99          10,786,500
Tel-Save Holding, Inc. ................        12/05/97             100,000
Thermo Instrument System ..............        10/10/96              70,000
Vantive Corp. .........................        08/15/97              70,000
Veterinary Centers of America, Inc. ...        06/20/96              34,431
                                                                -----------
                                                                $14,322,584
                                                                ===========


The market value of the total restricted securities above represent 2.43% of the total net assets.

Category percentages are based on net assets.

28 See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
REAL ESTATE
================================================================================


                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                           ------------     -------------
COMMON STOCKS ( 93.3% )
REAL ESTATE INVESTMENT TRUSTS ( 93.3% )
Apartment Investment & Management Co. ...      4,600          $ 184,287
Archstone Communities Trust .............      2,200             49,913
Arden Realty Group, Inc. ................        600             15,000
Avalon Bay Communities, Inc. ............      1,600             56,000
Beacon Capital + + ......................      6,600             99,825
Bedford Property Investors, Inc. ........      2,000             34,375
Boston Properties, Inc. .................      1,000             36,313
Brandywine Realty Trust .................     10,300            194,412
Camden Property Trust ...................      7,600            205,200
Captec Net Lease Realty, Inc. ...........        300              3,928
CBL & Associates Properties, Inc. .......      7,000            171,937
Chateau Communities, Inc. ...............      1,400             40,688
Colonial Properties Trust ...............      4,900            134,137
Cousins Properties, Inc. ................      1,500             52,125
Criimi Mae, Inc. ........................      7,800             18,038
Equity Office Properties Trust ..........      9,100            250,819
Equity One, Inc. ........................        900              8,156
Equity Residential Properties Trust .....      5,000            231,250
Essex Property Trust, Inc. ..............      4,800            151,500
First Industrial Realty Trust, Inc. .....      2,500             67,188
Franchise Finance Corp. of America ......      1,100             25,506
General Growth Properties, Inc. .........      2,500             92,031
Glenborough Realty Trust, Inc. ..........      7,200            123,750
Golf Trust of America, Inc. .............      2,800             62,125
Health Care REIT, Inc. ..................      5,900            138,650
Healthcare Realty Trust, Inc. ...........      1,600             34,900
Home Properties of New York, Inc. .......        700             18,113
HRPT Properties Trust ...................      2,800             40,950
Imperial Credit Commercial Mortgage
 Investment Corp. .......................        500              4,906
Kilroy Realty Corp. .....................      1,600             37,700
Kimco Realty Corp. ......................      3,800            149,150
Koger Equity, Inc. ......................      5,700             83,719
Kranzco Realty Trust ....................      2,100             29,400
Liberty Property Trust ..................      4,600            110,975
OMEGA Healthcare Investors, Inc. ........        700             18,463
Parkway Properties, Inc. ................      2,400             69,600
Post Properties, Inc. ...................      4,700            186,237
Prime Retail, Inc. ......................        900              7,763
PS Business Parks, Inc. .................      8,300            194,012
Public Storage, Inc. ....................      1,716             47,834
Reckson Associates Realty Corp. .........      1,900             42,750
Regency Realty Corp. ....................      5,600            121,100
Simon Property Group, Inc. ..............      4,400            126,225
Sovran Self Storage, Inc. ...............        400              9,775
Starwood Hotels & Resort Worldwide, Inc.       5,430            199,213
Tower Realty Trust, Inc. ................        800             16,400
Trizec Hahn Corp. .......................        300              6,375
Vornado Operating Co. + .................        260              1,820
Vornado Realty Trust ....................      5,200            202,800

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                           ------------      -----------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Weeks Corp. .............................      3,800         $  118,037
                                                             -----------
TOTAL COMMON STOCKS (COST $4,861,943)                         4,325,370
                                                             -----------
                                           PRINCIPAL
                                             AMOUNT
                                           ----------
SHORT-TERM INVESTMENTS ( 6.1% )
Federal Home Loan Bank,4.80%,05/03/99 ...   $280,000            280,000
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS (COST $280,000)                    280,000
                                                             -----------
TOTAL INVESTMENTS (COST $5,141,943)(A)                        4,605,370
OTHER ASSETS LESS LIABILITIES                                    29,815
                                                             -----------
TOTAL NET ASSETS                                             $4,635,185
                                                             ===========


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $5,181,112. Unrealized gains and losses, based on identified tax cost at April 30, 1999, are as follows:

Unrealized gains..............................               $  75,076
Unrealized losses.............................                (650,818)
                                                             ----------
 Net unrealized loss..........................               $(575,742)
                                                             ==========

+ Non-income producing security.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Information concerning restricted securities at April 30, 1999 is shown below:

                                       ACQUISITION
                                           DATE                   COST
                                      --------------           ---------
Beacon Capital .................         03/17/98               $132,000
                                                                ========


The market value of the total restricted securities above represent 2.15% of the total net assets.

Category percentages are based on net assets.


                                          See Notes to Financial Statements.  29

GROWTH AND INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
================================================================================

                                                GROWTH AND
                                 BALANCED         INCOME         REAL ESTATE
                               -------------  ---------------  ----------------
ASSETS:
Investments, at market
 value..................       $134,801,777    $657,982,984      $4,605,370
Cash ...................              9,838         139,313             534
Cash denominated in
 foreign currencies ....                 --       1,773,017              --
Receivable for:
 Dividends and interest             733,106         556,842           9,525
 Investments sold ......            422,576       4,382,920              --
 Fund shares sold ......             67,208       1,234,341          15,128
 Recoverable foreign
 taxes..................                 --          41,551              --
 Reimbursement from
 Investment Adviser ....                 --              --          12,700
Prepaid expenses .......              1,758           9,768              47
Gross unrealized gain on
 forward foreign
 currency exchange
 contracts..............                 --         179,258              --
                               ------------    ------------      ----------
     Total assets ......        136,036,263     666,299,994       4,643,304
                               ------------    ------------      ----------
LIABILITIES:
Payable for:
 Investments purchased .            164,399       2,652,559              --
 Fund shares redeemed ..             14,974          32,515              --
 Variation margin ......              2,450         427,016              --
Other liabilities ......            158,210         600,841           8,119
Gross unrealized loss on
 forward foreign
 currency exchange
 contracts..............                 --          32,706              --
Options written, at
 market value (Premium
 received, Growth and
 Income, $1,906,145) ...                 --       3,714,563              --
                               ------------    ------------      ----------
     Total liabilities .            340,033       7,460,200           8,119
                               ------------    ------------      ----------
 NET ASSETS.............       $135,696,230    $658,839,794      $4,635,185
                               ============    ============      ==========
NET ASSETS REPRESENTED BY:
Paid-in capital ........       $108,560,933    $493,600,043      $5,378,849
Net unrealized gain
 (loss) on investments,
 open futures contracts,
 options and foreign
 currency related
 transactions...........         23,149,264     107,864,242        (536,573)
Undistributed net
 investment income .....            939,556       1,485,394          92,575
Accumulated net realized
 gain (loss) on
 investments............          3,046,477      55,890,115        (299,666)
                               ------------    ------------      ----------
 NET ASSETS ............       $135,696,230    $658,839,794      $4,635,185
                               ============    ============      ==========


30  See Notes to Financial Statements.

================================================================================

                                                GROWTH AND
                                 BALANCED         INCOME         REAL ESTATE
                               -------------  ---------------  ----------------

CAPITAL SHARES, $.001 PAR
VALUE:
Class I:
 Outstanding ...........          8,980,216      38,094,309         466,893
 Net Assets ............       $122,748,337    $621,024,238      $3,983,916
 Net Asset Value,
  offering and
  redemption price per
  share (net assets
  divided by shares
  outstanding)..........       $      13.67    $      16.30      $     8.53
Class A:
 Outstanding ...........            875,359       2,230,529          45,285
 Net Assets ............       $ 11,950,965    $ 36,246,118      $  385,628
 Net Asset Value and
  redemption price per
  share (net assets
  divided by shares
  outstanding)..........       $      13.65    $      16.25      $     8.52
 Offering price (net
  asset value divided by
  1 minus maixmum sales
  load).................       $      14.48    $      17.24      $     9.04
Class B:
 Outstanding ...........              7,991          15,646          16,920
 Net Assets ............       $    109,092    $    254,656      $  144,114
 Net Asset Value,
  offering and
  redemption price per
  share (net assets
  divided by shares
  outstanding)..........       $      13.65    $      16.28      $     8.52
Class C:
 Outstanding ...........             65,356          81,163          14,298
 Net Assets ............       $    887,836    $  1,314,782      $  121,527
 Net Asset Value,
  offering and
  redemption price per
  share (net assets
  divided by shares
  outstanding)..........       $      13.58    $      16.20      $     8.50

Cost of investments ....       $111,756,528    $549,157,463      $5,141,943
Cost of cash denominated
 in foreign currencies .       $         --    $  1,760,024      $       --


                                          See Notes to Financial Statements.  31

GROWTH AND INCOME FUNDS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED APRIL 30, 1999 (UNAUDITED)
================================================================================

                                                    GROWTH AND
                                      BALANCED        INCOME       REAL ESTATE
                                     ------------  -------------  -------------
INVESTMENT INCOME:
Dividends .........................  $   423,848   $  4,240,027    $ 140,272
Interest ..........................    1,803,045        962,158        4,906
                                     -----------   ------------    ---------
                                       2,226,893      5,202,185      145,178
Foreign taxes withheld on dividends         (450)       (17,843)          (8)
                                     -----------   ------------    ---------
   Total investment income ........    2,226,443      5,184,342      145,170
                                     -----------   ------------    ---------

INVESTMENT EXPENSES:
Investment advisory fee ...........      510,388      2,214,759       17,235
Administrative services fees ......       63,798        334,526        2,154
Distribution Plan and shareholder
 services fees ....................       14,569         45,178        1,157
Printing and postage ..............        5,953         29,236          817
Custody fees ......................       29,248         40,589        1,665
Transfer agent fees ...............       58,641        223,568        8,951
Audit fees ........................       15,913         26,989       14,840
Directors' fees ...................          988          5,172           30
Registration fees .................       28,455         37,315       25,467
Miscellaneous Expenses ............        2,383         14,306          206
                                     -----------   ------------    ---------
Expenses before reimbursement and
 waiver from Investment Adviser ...      730,336      2,971,638       72,522
Expense reimbursement and waiver
 from Investment Adviser ..........           --             --      (43,389)
                                     -----------   ------------    ---------
   Net expenses ...................      730,336      2,971,638       29,133
                                     -----------   ------------    ---------
Net investment income .............    1,496,107      2,212,704      116,037
                                     -----------   ------------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ......................    3,293,694     46,810,396     (143,877)
 Options Written ..................           --     (3,417,590)          --
 Futures and forward foreign
 currency exchange contracts ......       36,667     15,482,510           --
 Foreign currency related
 transactions......................           --       (300,158)          --
                                     -----------   ------------    ---------
     Net realized gain (loss) on
     investments...................    3,330,361     58,575,158     (143,877)
                                     -----------   ------------    ---------
Net change in unrealized gain or loss on:
 Investments ......................   10,723,719     61,077,082      301,991
 Options Written ..................           --        930,232           --
 Futures and forward foreign
 currency exchange contracts ......      104,015     (3,503,791)          --
 Foreign currency related
 transactions......................           --         29,236           --
                                     -----------   ------------    ---------
     Net change in unrealized gain
     or loss on investments .......   10,827,734     58,532,759      301,991
                                     -----------   ------------    ---------
Net realized and change in
 unrealized gain or loss on
 investments.......................   14,158,095    117,107,917      158,114
                                     -----------   ------------    ---------
Net increase in net assets
 resulting from operations ........  $15,654,202   $119,320,621    $ 274,151
                                     ===========   ============    =========



32  See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                         BALANCED
                                             --------------------------------
                                               SIX MONTH
                                              PERIOD ENDED
                                             APRIL 30, 1999      YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1998
                                             --------------   ----------------
FROM OPERATIONS:
Net investment income......................  $  1,496,107      $  3,012,205
Net realized gain on investments...........     3,330,361         5,269,236
Net change in unrealized gain or loss on
 investments...............................    10,827,734         3,918,441
                                             ------------      ------------
 Net increase in net assets resulting from
 operations................................    15,654,202        12,199,882
                                             ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income................    (1,887,627)       (2,517,099)
 From net realized gains...................    (5,225,036)      (17,098,126)
Class A:
 From net investment income................      (125,258)         (124,633)
 From net realized gains...................      (374,055)       (1,050,028)
Class C:
 From net investment income................        (4,825)               --
 From net realized gains...................       (16,008)               --
                                             ------------      ------------
 Decrease in net assets from distributions
 to shareholders...........................    (7,632,809)      (20,789,886)
                                             ------------      ------------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold.................    14,499,112        14,655,810
 Net asset value of shares issued upon
  reinvestment of distributions............     7,049,394        19,424,551
 Payments for shares redeemed..............   (18,091,610)      (19,929,395)
Class A:
 Proceeds from shares sold.................     4,838,328         2,486,906
 Net asset value of shares issued upon
  reinvestment of distributions............       446,010         1,086,605
 Payments for shares redeemed..............    (1,463,341)       (1,807,735)
Class B:
 Proceeds from shares sold.................       208,991                --
 Payments for shares redeemed..............      (105,793)               --
Class C:
 Proceeds from shares sold.................       731,225           219,047
 Net asset value of shares issued upon
  reinvestment of distributions............        14,853                --
 Payments for shares redeemed..............       (99,675)              (35)
                                             ------------      ------------
 Net increase in net assets from fund share
 transactions..............................     8,027,494        16,135,754
                                             ------------      ------------
Net change in net assets...................    16,048,887         7,545,750
NET ASSETS:
Beginning of period........................   119,647,343       112,101,593
                                             ------------      ------------
End of period..............................  $135,696,230      $119,647,343
                                             ============      ============
End of period net assets includes
 undistributed net investment income.......  $    939,556      $  1,461,159
                                             ============      ============


                                          See Notes to Financial Statements.  33

GROWTH AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                         BALANCED
                                             --------------------------------
                                               SIX MONTH
                                              PERIOD ENDED
                                             APRIL 30, 1999      YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1998
                                             --------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold.....................     1,082,395         1,132,731
 Number of shares issued upon reinvestment
  of distributions.........................       537,301         1,600,420
 Number of shares redeemed.................    (1,350,990)       (1,531,060)
                                             ------------      ------------
 Net increase..............................       268,706         1,202,091
                                             ============      ============
Class A:
 Number of shares sold.....................       362,639           191,352
 Number of shares issued upon reinvestment
  of distributions.........................        34,020            89,446
 Number of shares redeemed.................      (109,340)         (140,421)
                                             ------------      ------------
 Net increase..............................       287,319           140,377
                                             ============      ============
Class B:
 Number of shares sold.....................        15,708                --
 Number of shares redeemed.................        (7,717)               --
                                             ------------      ------------
 Net increase..............................         7,991                --
                                             ============      ============
Class C:
 Number of shares sold.....................        54,930            16,867
 Number of shares issued upon reinvestment
  of distributions.........................         1,136                --
 Number of shares redeemed.................        (7,575)               (2)
                                             ------------      ------------
 Net increase..............................        48,491            16,865
                                             ============      ============







34  See Notes to Financial Statements.

================================================================================

                                                    GROWTH AND INCOME
                                            ---------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                            APRIL 30, 1999       YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1998
                                            --------------    ----------------
FROM OPERATIONS:
Net investment income.....................  $   2,212,704      $   4,682,686
Net realized gain on investments..........     58,575,158         68,346,263
Net change in unrealized gain or loss on
 investments..............................     58,532,759        (49,393,211)
                                            -------------      -------------
 Net increase in net assets resulting from
 operations...............................    119,320,621         23,635,738
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income...............     (3,809,346)        (4,791,113)
 From net realized gains..................    (66,695,846)      (111,685,312)
Class A:
 From net investment income...............       (144,319)           (44,536)
 From net realized gains..................     (3,028,420)        (3,276,091)
Class C:
 From net investment income...............         (3,665)                --
 From net realized gains..................        (97,390)                --
                                            -------------      -------------
 Decrease in net assets from distributions
 to shareholders..........................    (73,778,986)      (119,797,052)
                                            -------------      -------------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold................     28,183,200         87,079,753
 Net asset value of shares issued upon
  reinvestment of distributions...........     70,413,374        116,279,112
 Payments for shares redeemed.............   (135,573,573)       (91,334,416)
Class A:
 Proceeds from shares sold................    116,842,286         33,833,963
 Net asset value of shares issued upon
  reinvestment of distributions...........      3,105,138          3,244,173
 Payments for shares redeemed.............   (109,280,489)       (26,766,561)
Class B:
 Proceeds from shares sold................        350,288                 --
 Payments for shares redeemed.............       (106,035)                --
Class C:
 Proceeds from shares sold................        709,451            870,297
 Net asset value of shares issued upon
  reinvestment of distributions...........         90,440                 --
 Payments for shares redeemed.............       (100,693)          (304,290)
                                            -------------      -------------
 Net increase (decrease) in net assets
 from fund share transactions.............    (25,366,613)       122,902,031
                                            -------------      -------------
Net change in net assets..................     20,175,022         26,740,717
NET ASSETS:
Beginning of period.......................    638,664,772        611,924,055
                                            -------------      -------------
End of period.............................  $ 658,839,794      $ 638,664,772
                                            =============      =============
End of period net assets includes
 undistributed net investment income......  $   1,485,394      $   3,230,020
                                            =============      =============

                                          See Notes to Financial Statements.  35

GROWTH AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                    GROWTH AND INCOME
                                            ---------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                            APRIL 30, 1999       YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1998
                                            --------------    ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold....................      1,783,669          5,298,233
 Number of shares issued upon reinvestment
  of distributions........................      4,551,608          7,727,547
 Number of shares redeemed................     (8,499,658)        (5,721,922)
                                            -------------      -------------
 Net increase (decrease)..................     (2,164,381)         7,303,858
                                            =============      =============
Class A:
 Number of shares sold....................      7,418,160          2,255,360
 Number of shares issued upon reinvestment
  of distributions........................        201,110            216,176
 Number of shares redeemed................     (6,939,331)        (1,806,982)
                                            -------------      -------------
 Net increase.............................        679,939            664,554
                                            =============      =============
Class B:
 Number of shares sold....................         22,135                 --
 Number of shares redeemed................         (6,489)                --
                                            -------------      -------------
 Net increase.............................         15,646                 --
                                            =============      =============
Class C:
 Number of shares sold....................         43,931             57,776
 Number of shares issued upon reinvestment
  of distributions........................          5,861                 --
 Number of shares redeemed................         (6,011)           (20,394)
                                            -------------      -------------
 Net increase.............................         43,781             37,382
                                            =============      =============






36  See Notes to Financial Statements.

================================================================================

                                                      REAL ESTATE
                                          -----------------------------------
                                                               PERIOD FROM
                                            SIX MONTH        FEBRUARY 2, 1998
                                           PERIOD ENDED     (COMMENCEMENT OF
                                          APRIL 30, 1999       OPERATIONS)
                                            (UNAUDITED)     TO OCTOBER 31, 1998
                                          --------------   -------------------
FROM OPERATIONS:
Net investment income...................   $  116,037          $  127,208
Net realized loss on investments........     (143,877)           (155,789)
Net change in unrealized gain or loss on
 investments............................      301,991            (838,564)
                                           ----------          ----------
 Net increase (decrease) in net assets
  resulting from operations.............      274,151            (867,145)
                                           ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income.............     (137,846)                 --
Class A:
 From net investment income.............       (9,276)                 --
Class C:
 From net investment income.............       (3,548)                 --
                                           ----------          ----------
 Decrease in net assets from
 distributions to shareholders..........     (150,670)                 --
                                           ----------          ----------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold..............       42,405           4,990,040
 Net asset value of shares issued upon
  reinvestment of distributions.........        2,120                  --
 Payments for shares redeemed...........     (128,395)           (198,474)
Class A:
 Proceeds from shares sold..............      342,924             301,137
 Net asset value of shares issued upon
  reinvestment of distributions.........        3,490                  --
 Payments for shares redeemed...........     (238,755)             (3,008)
Class B:
 Proceeds from shares sold..............      133,990                  --
Class C:
 Proceeds from shares sold..............       22,000             108,520
 Net asset value of shares issued upon
  reinvestment of distributions.........          855                  --
                                           ----------          ----------
 Net increase in net assets from fund
  share transactions....................      180,634           5,198,215
                                           ----------          ----------
Net change in net assets................      304,115           4,331,070
NET ASSETS:
Beginning of period.....................    4,331,070                  --
                                           ----------          ----------
End of period...........................   $4,635,185          $4,331,070
                                           ==========          ==========
End of period net assets includes
 undistributed net investment income....   $   92,575          $  127,208
                                           ==========          ==========

                                          See Notes to Financial Statements.  37

GROWTH AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                      REAL ESTATE
                                          -----------------------------------
                                                               PERIOD FROM
                                            SIX MONTH        FEBRUARY 2, 1998
                                           PERIOD ENDED     (COMMENCEMENT OF
                                          APRIL 30, 1999       OPERATIONS)
                                            (UNAUDITED)     TO OCTOBER 31, 1998
                                          --------------   -------------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold..................        5,304             499,402
 Number of shares issued upon
  reinvestment of distributions.........          265                  --
 Number of shares redeemed..............      (15,934)            (22,144)
                                           ----------          ----------
 Net increase (decrease)................      (10,365)            477,258
                                           ==========          ==========
Class A:
 Number of shares sold..................       42,887              32,338
 Number of shares issued upon
  reinvestment of distributions.........          436                  --
 Number of shares redeemed..............      (30,024)               (352)
                                           ----------          ----------
 Net increase...........................       13,299              31,986
                                           ==========          ==========
Class B:
 Number of shares sold..................       16,920                  --
                                           ----------          ----------
 Net increase...........................       16,920                  --
                                           ==========          ==========
Class C:
 Number of shares sold..................        2,642              11,549
 Number of shares issued upon
  reinvestment of distributions.........          107                  --
                                           ----------          ----------
 Net increase...........................        2,749              11,549
                                           ==========          ==========


38   See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)
================================================================================

1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers three funds, (each a Fund; collectively, the Funds), Aetna Balanced Fund (Balanced), Aetna Growth and Income Fund (Growth and Income) and Aetna Real Estate Securities Fund (Real Estate).

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Shareholders not eligible to purchase Class I shares can purchase shares in any other Class of the Funds. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

 CLASS I:  No sales charges or distribution fees.
 CLASS A: Generally subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year.)
 CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.
 CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                      CLASS I           CLASS A          CLASS B        CLASS C
                      -------           -------          -------        -------
BALANCED           December 27, 1991   April 15, 1994   March 1, 1999   June 30, 1998
GROWTH AND INCOME  December 27, 1991   April 15, 1994   March 1, 1999   June 30, 1998
REAL ESTATE        February 2, 1998   February 2, 1998  March 1, 1999   June 30, 1998

The following is each Fund's investment objective:

  BALANCED seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

  GROWTH AND INCOME seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

  REAL ESTATE seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Aeltus Capital, Inc. (ACI) is each Fund's principal underwriter. Aeltus and ACI are indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

GROWTH AND INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
================================================================================

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation

================================================================================

between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of illiquid and restricted securities held as of April 30, 1999:

                                                          % OF NET
                               COST     MARKET VALUE       ASSETS
                               ----     ------------      --------
Growth and Income             520,000      393,250         0.06%
Real Estate                   132,000       99,825         2.15%

E. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

F. FEDERAL INCOME TAXES

Each Fund has met the requirements to be taxed as a regulated investment company for the year ended October 31, 1998 and intends to meet the requirements for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

G. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal

GROWTH AND INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
================================================================================

tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus a monthly fee expressed as a percentage of the average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' annual investment advisory fee ranges and the annual effective rates before waivers as of April 30, 1999:

                                FEE            EFFECTIVE
                               RANGE              RATE
                               -----           ---------
Balanced                   0.80% - 0.65%         0.80%
Growth and Income          0.70% - 0.55%         0.66%
Real Estate                0.80% - 0.65%         0.80%


The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain shareholders that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.40% of the average daily net assets associated with those shares. For the period November 1, 1998 through April 30, 1999, Aeltus paid ALIAC $1,311,506.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B, and Class C shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A, Class B and Class C shares. The Distribution Plan may be terminated as to each class of shares upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to distribution fees incurred by Class A, Class B and Class C shares and service fees incurred by Class B and Class C shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse Real Estate for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's yield and total return.

================================================================================

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 1999 were:

                                 COST OF PURCHASES      PROCEEDS FROM SALES
                                 -----------------      -------------------
Balanced                           $58,639,685             $47,786,449
Growth and Income                  388,136,657             444,340,774
Real Estate                            284,352                 231,210

6. CAPITAL LOSS CARRYFORWARDS

As of April 30, 1999, Real Estate incurred a capital loss carryforward of $117,592. This capital loss carryforward may be used to offset future capital gains until October 31, 2006, at which time the carryforward will expire. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

7. OPTIONS

All Funds may use options. For the period ended April 30, 1999, the following reflects the written covered call activity:

                                   CALL OPTIONS WRITTEN
                                   --------------------
                        NUMBER OF        PREMIUM                 REALIZED
GROWTH AND INCOME       CONTRACTS        RECEIVED              GAIN (LOSS)
                        ---------        --------              -----------
Outstanding October
 31, 1998                  2,004        $4,287,813             $       --
Written                    2,610         5,786,621                     --
Closed                   (3,598)        (8,133,970)             (3,417,590)
Exercised                   (60)           (34,319)                     --
                        ---------------------------------------------------
Outstanding April 30,
 1999                        956        $1,906,145             $(3,417,590)
                        ===================================================


8. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of April 30, 1999, Growth and Income had open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized gain of $146,552 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

GROWTH AND INCOME
-----------------
EXCHANGE   CURRENCY TO    U.S. $ VALUE   CURRENCY TO    U.S. $ VALUE   UNREALIZED
  DATE    BE DELIVERED   APRIL 30, 1999  BE RECEIVED   APRIL 30, 1999  GAIN (LOSS)
  ----    ------------  ---------------  -----------   --------------  -----------


CONTRACTS TO BUY
----------------
6/25/99      87,644         $87,644         82,000        $86,350       ($1,294)
           U.S. Dollar                       Euro
----------------------------------------------------------------------------------
6/25/99      724,914        724,914        680,000        716,072        (8,842)
           U.S. Dollar                       Euro

----------------------------------------------------------------------------------
5/26/99      158,045        158,045       18,500,000      155,582        (2,463)
           U.S. Dollar                   Japanese Yen

----------------------------------------------------------------------------------
7/27/99      459,330        459,330       54,680,000      463,725         4,395
           U.S. Dollar                   French Franc

----------------------------------------------------------------------------------

GROWTH AND INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
================================================================================


GROWTH AND INCOME (CONTINUED)
-----------------------------

EXCHANGE   CURRENCY TO    U.S. $ VALUE   CURRENCY TO    U.S. $ VALUE   UNREALIZED
  DATE    BE DELIVERED   APRIL 30, 1999  BE RECEIVED   APRIL 30, 1999  GAIN (LOSS)
  ----    ------------  ---------------  -----------   --------------  -----------

CONTRACTS TO SELL
-----------------
5/4/99       834,000        $550,277       542,517        $542,517      ($7,760)
         Australian Dollar               U.S. Dollar

------------------------------------------------------------------------------------
5/6/99       28,000          45,109         45,276         45,276          167
           British Pound                 U.S. Dollar

------------------------------------------------------------------------------------
5/4/99       328,000        347,218        349,406        349,406         2,188
              Euro                       U.S. Dollar

------------------------------------------------------------------------------------
5/12/99      679,770        718,911        771,851        771,851        52,940
              Euro                       U.S. Dollar

------------------------------------------------------------------------------------
6/25/99      776,124        817,295        850,496        850,496        33,201
              Euro                       U.S. Dollar

------------------------------------------------------------------------------------
7/19/99     1,161,653     1,220,781      1,258,941      1,258,941       38,160
              Euro                       U.S. Dollar

------------------------------------------------------------------------------------
5/6/99      60,750,000      510,182        504,736        504,736        (5,446)
           Japanese Yen                  U.S. Dollar

------------------------------------------------------------------------------------
5/26/99    59,290,000       498,617        494,495        494,495        (4,122)
          Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------
5/26/99     7,510,000        63,158         61,750         61,750        (1,408)
          Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------
5/26/99    11,000,000        92,508         93,549         93,549         1,041
          Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------
6/17/99    91,250,000       769,454        782,590        782,590        13,136
          Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------
7/27/99    92,970,000       788,452        787,081        787,081        (1,371)
          Japanese Yen                   U.S. Dollar

------------------------------------------------------------------------------------
6/7/99      1,513,000       998,030       1,032,060      1,032,060       34,030
           Swiss Franc                   U.S. Dollar

------------------------------------------------------------------------------------
                                                                        $146,552
                                                                      =============

9. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 12.6 billion shares. Of those 12.6 billion shares, the following have been designated to the Funds described in this report as follows: all of the Funds have been allocated 100 million shares each of Class I, Class A, Class B and Class C shares. As of April 30, 1999, the following shares of the Funds were owned by ALIAC and its affiliates:

                               CLASS I     CLASS A     CLASS B      CLASS C
                               -------     -------     -------      -------
Balanced                      1,608,569       --          --          --
Growth and Income             5,115,693       --          --          --
Real Estate                    454,361      10,000      12,706      10,582

GROWTH AND INCOME FUNDS
ADDITIONAL INFORMATION
APRIL 30, 1999 (UNAUDITED)
================================================================================

YEAR 2000

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory information that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS
BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:




                                  SIX MONTH                                                          TEN MONTH
                                 PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED     YEAR ENDED
                                APRIL 30, 1999 OCTOBER 31,   OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,     DECEMBER 31,
           CLASS I                (UNAUDITED)       1998        1997         1996         1995          1994          1993
------------------------------  --------------  -----------  -----------  -----------  -----------  ------------   ------------

Net asset value, beginning of
 period.......................   $  12.84        $  14.09     $  13.52     $ 12.36      $ 10.65     $ 10.82          $ 10.18
                                 --------        --------     --------     -------      -------     -------          -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income .......       0.16            0.33         0.33        0.31         0.35        0.23             0.34
 Net realized and change in
  unrealized gain or loss on
  investments.................       1.50            1.02         2.04        1.77         1.69       (0.28)            0.64
                                 --------        --------     --------     -------      -------     -------          -------
   Total from investment
    operations................       1.66            1.35         2.37        2.08         2.04       (0.05)            0.98
                                 --------        --------     --------     -------      -------     -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..      (0.22)          (0.32)       (0.30)      (0.35)       (0.33)      (0.12)           (0.31)
 From net realized gains on
  investments.................      (0.61)          (2.28)       (1.50)      (0.57)          --          --            (0.03)
                                 --------        --------     --------     -------      -------     -------          -------
   Total distributions .......      (0.83)          (2.60)       (1.80)      (0.92)       (0.33)      (0.12)           (0.34)
                                 --------        --------     --------     -------      -------     -------          -------
Net asset value, end of period   $  13.67        $  12.84     $  14.09     $ 13.52      $ 12.36     $ 10.65          $ 10.82
                                 ========        ========     ========     =======      =======     =======          =======

Total return .................      13.20%          10.81%       19.57%      17.63%       19.45%      (0.42)%           9.84%
Net assets, end of period
 (000's)......................   $122,748        $111,887     $105,813     $88,625      $83,941     $76,267          $63,982
Ratio of net expenses to
 average net assets ..........       1.12%(1)        1.12%        1.24%       1.31%        1.27%       1.09%(1)         0.93%
Ratio of net investment income
 to average net assets .......       2.37%(1)        2.54%        2.43%       2.42%        3.14%       2.65%(1)         3.21%
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........       1.12%(1)        1.12%        1.24%       1.31%        1.30%       1.32%(1)         1.34%
Portfolio turnover rate ......      38.21%          84.55%      116.69%     117.88%      129.05%      86.10%           19.95%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


46  See Notes to Financial Statements.

BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                                                                  PERIOD FROM
                                          SIX MONTH                                                            APRIL 15, 1994
                                         PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                        APRIL 30, 1999  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
                CLASS A                  (UNAUDITED)       1998         1997         1996         1995       TO OCTOBER 31, 1994
--------------------------------------  --------------  -----------  -----------  -----------  -----------  ---------------------

Net asset value, beginning of period ..   $ 12.83          $14.05      $ 13.49      $ 12.34      $ 10.62          $ 10.54
                                          -------          ------      -------      -------      -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................      0.14            0.29         0.23         0.20         0.23             0.19
 Net realized and change in unrealized
  gain or loss on investments .........      1.49            1.01         2.03         1.79         1.91               --
                                          -------          ------      -------      -------      -------          -------
   Total from investment operations ...      1.63            1.30         2.26         1.99         2.14             0.19
                                          -------          ------      -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ...........     (0.20)          (0.24)       (0.20)       (0.27)       (0.42)           (0.11)
 From net realized gains on investments     (0.61)          (2.28)       (1.50)       (0.57)          --               --
                                          -------          ------      -------      -------      -------          -------
   Total distributions ................     (0.81)          (2.52)       (1.70)       (0.84)       (0.42)           (0.11)
                                          -------          ------      -------      -------      -------          -------
Net asset value, end of period ........   $ 13.65          $12.83      $ 14.05      $ 13.49      $ 12.34          $ 10.62
                                          =======          ======      =======      =======      =======          =======

Total return ..........................     13.00%          10.44%       18.64%       16.83%       18.32%            1.84%
Net assets, end of period (000's) .....   $11,951          $7,544      $ 6,289      $ 3,783      $ 1,362          $26,396
Ratio of net expenses to average net
 assets................................      1.37%(1)        1.44%        1.99%        2.07%        2.04%            1.87%(1)
Ratio of net investment income to
 average net assets ...................      2.12%(1)        2.22%        1.68%        1.60%        2.61%            1.90%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .....      1.37%(1)        1.44%        1.99%        2.07%        2.07%            2.06%(1)
Portfolio turnover rate ...............     38.21%          84.55%      116.69%      117.88%      129.05%           86.10%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                        See Notes to Financial Statements.   47

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                PERIOD FROM
                                                               MARCH 1, 1999
                                                             (DATE OF INITIAL
                                                             PUBLIC OFFERING)
                                                             TO APRIL 30, 1999
                         CLASS B                                (UNAUDITED)
----------------------------------------------------------   -----------------

Net asset value, beginning of period .....................        $13.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................          0.01
 Net realized and change in unrealized gain or loss on
 investments..............................................          0.64
                                                                  ------
   Total from investment operations ......................          0.65
                                                                  ------
Net asset value, end of period ...........................        $13.65
                                                                  ======

Total return .............................................          5.00%
Net assets, end of period (000's) ........................        $  109
Ratio of net expenses to average net assets ..............          2.15%(1)
Ratio of net investment income to average net assets .....          1.34%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................          2.15%(1)
Portfolio turnover rate ..................................         38.21%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

48  See Notes to Financial Statements.

BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:



                                                               PERIOD FROM
                                             SIX MONTH        JUNE 30, 1998
                                           PERIOD ENDED     (DATE OF INITIAL
                                          APRIL 30, 1999    PUBLIC OFFERING)
                CLASS C                    (UNAUDITED)     TO OCTOBER 31, 1998
----------------------------------------  --------------   -------------------

Net asset value, beginning of period ...      $12.80             $13.27
                                              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................        0.09               0.07
 Net realized and change in unrealized
 gain or loss on investments ...........        1.48              (0.54)
                                              ------             ------
   Total from investment operations ....        1.57              (0.47)
                                              ------             ------
LESS DISTRIBUTIONS:
 From net investment income ............       (0.18)                --
 From net realized gains on investments        (0.61)                --
                                              ------             ------
   Total distributions .................       (0.79)                --
                                              ------             ------
Net asset value, end of period .........      $13.58             $12.80
                                              ======             ======

Total return ...........................       12.53%             (3.54)%
Net assets, end of period (000's) ......      $  888             $  216
Ratio of net expenses to average net
 assets.................................        2.11%(1)           2.11%(1)
Ratio of net investment income to
 average net assets ....................        1.37%(1)           1.55%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......        2.11%(1)           2.11%(1)
Portfolio turnover rate ................       38.21%             84.55%



(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements.  49

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:




                                   SIX MONTH                                                          TEN MONTH
                                  PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                 APRIL 30, 1999  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,   DECEMBER 31,
            CLASS I               (UNAUDITED)       1998         1997         1996         1995          1994           1993
-------------------------------  --------------  -----------  -----------  -----------  -----------  ------------   ------------

Net asset value, beginning of
 period........................   $  15.26        $  18.08     $  15.74     $  13.46     $  11.11    $  11.03         $ 10.51
                                  --------        --------     --------     --------     --------    --------         -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ........       0.05            0.12         0.15         0.19         0.21        0.12            0.19
 Net realized and change in
 unrealized gain or loss on
 investments...................       2.82            0.51         5.00         3.09         2.27        0.04            0.50
                                  --------        --------     --------     --------     --------    --------         -------
   Total from investment
    operations.................       2.87            0.63         5.15         3.28         2.48        0.16            0.69
                                  --------        --------     --------     --------     --------    --------         -------
LESS DISTRIBUTIONS:
 From net investment income ...      (0.10)          (0.13)       (0.21)       (0.24)       (0.13)      (0.08)          (0.16)
 From net realized gains on
 investments...................      (1.73)          (3.32)       (2.60)       (0.76)          --          --           (0.01)
                                  --------        --------     --------     --------     --------    --------         -------
   Total distributions ........      (1.83)          (3.45)       (2.81)       (1.00)       (0.13)      (0.08)          (0.17)
                                  --------        --------     --------     --------     --------    --------         -------
Net asset value, end of period    $  16.30        $  15.26     $  18.08     $  15.74     $  13.46    $  11.11         $ 11.03
                                  ========        ========     ========     ========     ========    ========         =======

Total return ..................      19.44%           3.80%       37.44%       25.69%       22.58%       1.40%           6.58%
Net assets, end of period
 (000's).......................   $621,024        $614,493     $595,969     $377,784     $356,803    $301,360         $60,127
Ratio of net expenses to
 average net assets ...........       0.87%(1)        0.88%        1.00%        1.08%        1.10%       0.92%(1)        1.13%
Ratio of net investment income
 to average net assets ........       0.67%(1)        0.71%        0.93%        1.35%        1.73%       1.51%(1)        1.77%
Ratio of expenses before
 reimbursement and waiver to
 average net assets ...........       0.87%(1)        0.88%        1.00%        1.08%        1.10%       1.03%(1)        1.27%
Portfolio turnover rate .......      60.58%         160.48%      157.92%      106.09%      127.43%      54.13%          23.60%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

50  See Notes to Financial Statements.

GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:



                                                                                                                  PERIOD FROM
                                           SIX MONTH                                                            APRIL 15, 1994
                                          PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                         APRIL 30, 1999  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
                CLASS A                   (UNAUDITED)       1998         1997         1996         1995       TO OCTOBER 31, 1994
---------------------------------------  --------------  -----------  -----------  -----------  -----------  ---------------------

Net asset value, beginning of period ..     $ 15.22        $ 18.01      $ 15.69      $ 13.43      $ 11.08            $10.75
                                            -------        -------      -------      -------      -------            ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................        0.03           0.06         0.03         0.08         0.12              0.11
 Net realized and change in unrealized
 gain or loss on investments ..........        2.81           0.51         4.99         3.08         2.31              0.30
                                            -------        -------      -------      -------      -------            ------
   Total from investment operations ...        2.84           0.57         5.02         3.16         2.43              0.41
                                            -------        -------      -------      -------      -------            ------
LESS DISTRIBUTIONS:
 From net investment income ...........       (0.08)         (0.04)       (0.10)       (0.14)       (0.08)            (0.08)
 From net realized gains on investments       (1.73)         (3.32)       (2.60)       (0.76)          --                --
                                            -------        -------      -------      -------      -------            ------
   Total distributions ................       (1.81)         (3.36)       (2.70)       (0.90)       (0.08)            (0.08)
                                            -------        -------      -------      -------      -------            ------
Net asset value, end of period ........     $ 16.25        $ 15.22      $ 18.01      $ 15.69      $ 13.43            $11.08
                                            =======        =======      =======      =======      =======            ======

Total return ..........................       19.30%          3.42%       36.49%       24.70%       21.90%             3.71%
Net assets, end of period (000's) .....     $36,246        $23,603      $15,955      $ 6,638      $ 2,217            $5,740
Ratio of net expenses to average net
 assets................................        1.12%(1)     1.20%        1.75%        1.83%        1.84%             2.32%(1)
Ratio of net investment income to
 average net assets ...................        0.43%(1)     0.39%        0.18%        0.55%        1.14%             1.74%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .....        1.12%(1)     1.20%        1.75%        1.83%        1.84%             2.42%(1)
Portfolio turnover rate ...............       60.58%        160.48%      157.92%      106.09%      127.43%            54.13%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements.  51

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                PERIOD FROM
                                                               MARCH 1, 1999
                                                             (DATE OF INITIAL
                                                             PUBLIC OFFERING)
                                                             TO APRIL 30, 1999
                         CLASS B                                (UNAUDITED)
----------------------------------------------------------   -----------------

Net asset value, beginning of period .....................      $15.41
                                                                ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................       (0.01)
 Net realized and change in unrealized gain or loss on
 investments..............................................        0.88
                                                                ------
   Total from investment operations ......................        0.87
                                                                ------
Net asset value, end of period ...........................      $16.28
                                                                ======

Total return .............................................        5.65%
Net assets, end of period (000's) ........................      $  255
Ratio of net expenses to average net assets ..............        1.87% (1)
Ratio of net investment income to average net assets .....       (0.32)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................        1.87% (1)
Portfolio turnover rate ..................................       60.58%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

52  See Notes to Financial Statements.

GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                           SIX MONTH          JUNE 30, 1998
                                           PERIOD ENDED     (DATE OF INITIAL
                                          APRIL 30, 1999    PUBLIC OFFERING)
                CLASS C                    (UNAUDITED)     TO OCTOBER 31, 1998
----------------------------------------  --------------   -------------------

Net asset value, beginning of period ...     $15.22             $ 16.92
                                             ------             -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................      (0.03)              (0.01)
 Net realized and change in unrealized
 gain or loss on investments ...........       2.81               (1.69)
                                             ------             -------
   Total from investment operations ....       2.78               (1.70)
                                             ------             -------
LESS DISTRIBUTIONS:
 From net investment income ............      (0.07)                 --
 From net realized gains on investments       (1.73)                 --
                                             ------             -------
   Total distributions .................      (1.80)                 --
                                             ------             -------
Net asset value, end of period .........     $16.20             $ 15.22
                                             ======             =======

Total return ...........................      18.82%             (10.05)%
Net assets, end of period (000's) ......     $1,315             $   569
Ratio of net expenses to average net
 assets.................................       1.87% (1)           1.86% (1)
Ratio of net investment income to
 average net assets ....................      (0.32)%(1)          (0.27)%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......       1.87% (1)           1.86% (1)
Portfolio turnover rate ................      60.58%             160.48%



(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements.  53

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:



                                                              PERIOD FROM
                                            SIX MONTH       FEBRUARY 2, 1998
                                           PERIOD ENDED     (COMMENCEMENT OF
                                          APRIL 30, 1999      OPERATIONS)
                CLASS I                    (UNAUDITED)     TO OCTOBER 31, 1998
----------------------------------------  --------------   -------------------

Net asset value, beginning of period ...       $ 8.32           $ 10.00
                                               ------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................         0.22              0.25
 Net realized and change in unrealized
 gain or loss on investments ...........         0.28             (1.93)
                                               ------           -------
   Total from investment operations ....         0.50             (1.68)
                                               ------           -------
LESS DISTRIBUTIONS:
 From net investment income ............        (0.29)               --
                                               ------           -------
   Total distributions .................        (0.29)               --
                                               ------           -------
Net asset value, end of period .........       $ 8.53           $  8.32
                                               ======           =======

Total return ...........................         6.25%           (16.80)%
Net assets, end of period (000's) ......       $3,984           $ 3,970
Ratio of net expenses to average net
 assets.................................         1.30%(1)          2.00%(1)
Ratio of net investment income to
 average net assets ....................         5.44%(1)          2.70%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......         3.31%(1)          2.89%(1)
Portfolio turnover rate ................         5.57%            63.79%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

54  See Notes to Financial Statements.

REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                           SIX MONTH        FEBRUARY 2, 1998
                                           PERIOD ENDED     (COMMENCEMENT OF
                                          APRIL 30, 1999       OPERATIONS)
                CLASS A                    (UNAUDITED)     TO OCTOBER 31, 1998
----------------------------------------  --------------   -------------------
Net asset value, beginning of period ...      $ 8.30             $ 10.00
                                              ------             -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................        0.21                0.25
 Net realized and change in unrealized
 gain or loss on investments ...........        0.29               (1.95)
                                              ------             -------
   Total from investment operations ....        0.50               (1.70)
                                              ------             -------
LESS DISTRIBUTIONS:
 From net investment income ............       (0.28)                 --
                                              ------             -------
   Total distributions .................       (0.28)                 --
                                              ------             -------
Net asset value, end of period .........      $ 8.52             $  8.30
                                              ======             =======

Total return ...........................        6.22%             (17.00)%
Net assets, end of period (000's) ......      $  386             $   266
Ratio of net expenses to average net
 assets.................................        1.55%(1)            2.19%(1)
Ratio of net investment income to
 average net assets ....................        5.19%(1)            2.51%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......        3.56%(1)            3.08%(1)
Portfolio turnover rate ................        5.57%              63.79%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements.  55

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                PERIOD FROM
                                                               MARCH 1, 1999
                                                             (DATE OF INITIAL
                                                             PUBLIC OFFERING)
                                                             TO APRIL 30, 1999
                         CLASS B                                (UNAUDITED)
----------------------------------------------------------   -----------------

Net asset value, beginning of period .....................         $7.87
                                                                   -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................          0.06
 Net realized and change in unrealized gain or loss on
 investments..............................................          0.59
                                                                   -----
   Total from investment operations ......................          0.65
                                                                   -----
Net asset value, end of period ...........................         $8.52
                                                                   =====

Total return .............................................          8.26%
Net assets, end of period (000's) ........................         $ 144
Ratio of net expenses to average net assets ..............          2.30%(1)
Ratio of net investment income to average net assets .....          4.44%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................          4.31%(1)
Portfolio turnover rate ..................................          5.57%



(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

56 See Notes to Financial Statements.

REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                            SIX MONTH        JUNE 30, 1998
                                           PERIOD ENDED     (DATE OF INITIAL
                                          APRIL 30, 1999    PUBLIC OFFERING)
                CLASS C                    (UNAUDITED)     TO OCTOBER 31, 1998
----------------------------------------  --------------   -------------------

Net asset value, beginning of period ...      $ 8.29             $  9.45
                                              ------             -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................        0.18                0.05
 Net realized and change in unrealized
 gain or loss on investments ...........        0.28               (1.21)
                                              ------             -------
   Total from investment operations ....        0.46               (1.16)
                                              ------             -------
LESS DISTRIBUTIONS:
 From net investment income ............       (0.25)                 --
                                              ------             -------
   Total distributions .................       (0.25)                 --
                                              ------             -------
Net asset value, end of period .........      $ 8.50             $  8.29
                                              ======             =======

Total return ...........................        5.79%             (12.28)%
Net assets, end of period (000's) ......      $  122             $    96
Ratio of net expenses to average net
 assets.................................        2.30%(1)            3.00%(1)
Ratio of net investment income to
 average net assets ....................        4.44%(1)            1.70%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......        4.31%(1)            3.89%(1)
Portfolio turnover rate ................        5.57%              63.79%



(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.   57